STEIN
ROE

TAX-EXEMPT BOND
FUNDS

MUNICIPAL MONEY MARKET FUND
INTERMEDIATE MUNICIPALS FUND
MANAGED MUNICIPALS FUND
HIGH-YIELD MUNICIPLAS FUND

SEMIANNUAL REPORT
DECEMBER 31, 1996

Stein Roe Mutual Funds
Building Wealth For Generations(sm)

Contents
----------------------------------------------------------------------
From the President................................................   1
   Tim Armour's thoughts on the markets and investing

Fund Performance..................................................   3
   How the Stein Roe tax-exempt bond funds have done over time

Q&A
Municipal Money Market Fund.......................................   7
Intermediate Municipals Fund .....................................   10
Managed Municipals Fund ..........................................   14
High-Yield Municipals Fund .......................................   16
   Interviews with the portfolio managers and a summary of investment activity over the past six months

Investments.......................................................   20
   A complete list of investments with market values

Financial Statements..............................................   44
   Balance sheets, statements of operations and changes in net assets

Notes to Financial Statements.....................................   54

Financial Highlights..............................................   60
   Selected per-share data

General Information...............................................   68

           Must be accompanied or preceded by a prospectus.

From the President
-----------------------------------------------------------------------------
To Our Shareholders

We are pleased to present this semiannual report for the Stein Roe tax-exempt bond funds -- Stein Roe Municipal Money Market Fund, Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund and Stein Roe High-Yield Municipals Fund.

Mixed Signals

Once again, concern about the direction of interest rates was probably the biggest influence on bond fund performance over the past six months. Despite the fact that most of the rise in interest rates actually took place in the first quarter of 1996 -- with long-term rates rising quite dramatically in February and March -- investors were never able to overcome their uneasiness about which direction interest rates were actually headed.

   By late October, however, things were starting to look up for the bond market. Following robust second-quarter GDP growth of 4.8 percent, the economy suddenly looked weaker, prompting many to think the Federal Reserve's next move actually might be a rate cut. At the same time, foreign investors -- particularly the Japanese -- were starting to buy Treasuries. There was even renewed talk of a possible budget deal, which held out promise for lower long-term interest rates.

   Then, in early December, the good news dried up. First, Federal Reserve Chairman Alan Greenspan's now infamous "irrational exuberance" comment left many bond traders once again fearing a possible rate hike. Next, foreign buyers started to cut back on their purchases of U.S. government securities, crimping liquidity and depriving the market of a key source of demand. Finally, year-end trading sent the bond markets reeling, as investors pushed a glut of fixed income issues onto the market, while potential buyers -- figuring they had little to gain and a lot to lose by venturing into a shaky market -- stood on the sidelines.

The Next Move For Interest Rates Is...

In the end, however, even the release of surprisingly upbeat news on housing, consumer confidence and manu facturing wasn't enough to convince the Federal Reserve to raise interest rates at its December 17 meeting -- its last of 1996. And although the economic signposts have pointed all over the place since then, the general con sensus is that economic growth will slow in the

Photo of: Tim Armour, President
coming months. This could help to ease inflation worries and resolve many of the conflicts that have plagued bond investors over the past year.

Maybe This Year

Although it was difficult for bonds to garner any attention at all in a year when stocks ruled Wall Street, we think things could change in 1997. In fact, it appears that the scale may be starting to tilt in favor of bonds.

   That's because we think revenue growth for some U.S. companies will likely slow with the economy. At the same time, many companies will have to absorb rising unit labor costs without raising prices. As a result, profit margins could fall by as much as half a point. While it's unlikely that such a margin squeeze would cause an outright decline in corporate profits, it could rein in earnings growth and, thus, stock market returns. As a result, we think the inflation-adjusted rate of return on many bonds looks fairly attractive. What's more, if a number of companies were to report lower-than-expected earnings, it could, in turn, cause increased stock market volatility or even a market correction, making bond returns look even more competitive.

   Another good reason to consider bond funds now: After the long bull run in equities, many investors' portfolios seem to be out of whack, with a disproportionate percentage in stock funds and precious little in bond funds. In fact, the ICI reported that cash flow into bond funds equaled just 5 percent of the money invested in stock funds during 1996. That means this could be a good time to realign your portfolio. So, whether your goal is income, preservation of principal or strong and steady returns, we think bonds could be important to ensuring a rational level of diver sification in your investment portfolio.

The Basics

Although no one can predict what might happen to the markets in the future, we believe investors must understand the factors that move the markets, not just to profit from them, but to gain the patience to ride out short-term volatility. As always, no matter what direction you think the economy is heading, it's important to remember the basics. Think long term and re-evaluate your investment portfolio to make sure it continues to match your goals, risk tolerance and time horizon.

   Please call us at 800-338-2550 with your comments and suggestions. As always, we look forward to serving your investment needs.

   Sincerely,

   /s/ Timothy K. Armour

   Timothy K. Armour
   President
   January 28, 1997

Fund Performance
------------------------------------------------------------------------------
There are several ways to evaluate a fund's historical performance. You can look at the cumulative return percentage, the average annual return percentage or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when it sells fixed income securities that have grown in value).


                         Average Annual Total Returns
                        Periods ended December 31, 1996

                                        PAST 1    PAST 3    PAST 5     PAST 10
                                         YEAR      YEARS     YEARS      YEARS
                                       -----------------------------------------


MUNICIPAL MONEY MARKET FUND                 3.00%     2.87%      2.57%     3.70%

INTERMEDIATE MUNICIPALS FUND                4.19      4.37       6.32      6.58

Lehman 10-Year
  Municipal Bond Index                      4.54      5.27       7.46      7.82

Lehman 7-Year
  Municipal Bond Index                      4.36      5.02       6.69       --

MANAGED MUNICIPALS FUND                     3.80      4.62       6.65      7.35

HIGH-YIELD MUNICIPALS FUND                  4.51      5.68       6.59      7.48

Lehman Municipal Bond Index                 4.43      5.17       7.28      7.80

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Lehman 10-Year Municipal Bond Index, the Lehman 7-Year Municipal Bond Index and the Lehman Municipal Bond Index are unmanaged groups of fixed income securities that differ from the composition of each Stein Roe fund; they are not available for direct investment.

Investment Comparison
------------------------------------------------------------------------------

COMPARISON of change in value of a $10,000 investment for the years ended June 30 and the period ended December 31, 1996.


             Intermediate        Lehman 10-Year Municipal
             Municipals Fund     Bond Index


6/30/86          10000             10000
1987             10645             11025
1988             11242             11787
1989             12012             12920
1990             12835             13893
1991             13885             15118
1992             15317             16830
1993             16990             18948
1994             17187             19135
1995             18320             20814
1996             19320             22143
12/31/96         20158             23228


             Managed             Lehman Municipal
             Municipals Fund     Bond Index


6/30/86          10000             10000
1987             10766             10863
1988             11576             11668
1989             13047             12998
1990             13849             13883
1991             15084             15134
1992             16887             16915
1993             18709             18938
1994             18655             18970
1995             19983             20643
1996             21231             22014
12/31/96         22354             23093

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or a loss when you sell shares. These graphs compare the performance of the Stein Roe funds to the Lehman 10-Year Municipal Bond Index and the Lehman Municipal Bond Index, each an unmanaged group of fixed income securities that differs from the composition of each Stein Roe fund; they are not available for direct investment. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

Investment Comparison CONTINUED
-------------------------------------------------------------------------------
COMPARISON of change in value of a $10,000 investment for the years ended June 30 and the period ended December 31, 1996.


                    High-Yield          Lehman Municipal
                    Municipals Fund     Bond Index


6/30/86               10000               10000
1987                  10706               10863
1988                  11633               11668
1989                  13237               12998
1990                  14242               13883
1991                  15494               15134
1992                  16890               16915
1993                  18221               18938
1994                  18394               18970
1995                  19965               20643
1996                  20332               22014
12/31/96              21377               23093

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or a loss when you sell shares. These graphs compare the performance of the Stein Roe funds to the Lehman 10-Year Municipal Bond Index and the Lehman Municipal Bond Index, each an unmanaged group of fixed income securities that differs from the composition of each Stein Roe fund; they are not available for direct investment. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

                        Making the Most of Performance

         The wide assortment of performance data available today can be a mixed blessing. On one hand, a fund's performance results can be a valuable source of information when considering an investment. On the other hand, even seasoned investors may find the wide array of data and the different methods of interpretation confusing.

            That's why one of the most important pieces of advice we can give you is to remember that a fund's past performance is just that -- past. While a fund's past performance is not a guarantee of how it will perform in the future, it can help you make rational decisions about the funds you currently hold or about funds you might be considering. Owning bond funds helps to provide diversification, and, as a result, can help to reduce a portfolio's risks. And because bond funds have an income component, their returns tend to be less volatile than stock funds' returns. Nonetheless, bond funds' returns and share prices will fluctuate as interest rates change. The price and total return of a mutual fund will change daily and if you sell your shares during a downturn in the market, you might lose money. But, if you can ride out the market's ups and downs, your fund might achieve a gain.

            No one can make your financial decisions better than you. We hope this report helps you to better understand and evaluate your fund's performance, and serves as a helpful aid in making intelligent, appropriate investment decisions. If you have any questions, please call a Stein Roe account representative at 800-338-2550.

Q&A
-------------------------------------------------------------------------------
An Interview with Veronica Wallace,
Portfolio Manager of SR&F Municipal Money Market Portfolio

                                   Fund Data

   Investment Objective:

   Seeks maximum current tax-free income consistent with safety of capital and maintenance of liquidity by investing principally in a diversified portfolio of short-term municipal securities.

   Fund Inception:
   March 15, 1983

   Total Net Assets:
   $121.4 million

Q: How did the Fund perform?

A: With a 1.50 percent return for the six months ended December 31, 1996, Municipal Money Market Fund outpaced the 1.46 percent median return of its Lipper tax-exempt money market fund peer group. The Fund's seven-day current tax-exempt yield was 3.36 percent -- that translates into a tax-equivalent yield of 5.56 percent for investors in the 39.6 percent tax bracket.

Q: What factors affected performance?

A: As the second half of the year began, investors were convinced that the Federal Reserve would raise interest rates in the third quarter. When it became clear in late September that the Federal Reserve was going to hold rates steady, the higher yields built into the market disappeared. Just prior to the September meeting, yields on one-year notes were especially attractive, so we added to our holdings. These purchases helped boost the Fund's performance because yields remained in a narrow range through year end.

   The Portfolio's heavier weighting of variable rate demand notes also had a positive effect on performance. In typical year-end fashion, securities dealers offered higher rates on short-term securities in order to reduce the amount of inventory they carry into the new year. The Fund's seven-day current yield on December 31 reflects these higher yields.

Photo of: Veronica Wallace

Q: There has been considerable uncertainty over the strength of the economy and the Federal Reserve's next interest rate move. How is this affecting your strategy for the Portfolio?

A: Under these circumstances we maintained a relatively neutral maturity position. On June 30, average maturity was 53 days. Purchases of one-year notes in July lifted average maturity to as high as 63 days at one point in the second half of the year. It had dropped to 54 days on December 31, however, since attrition shortened our longer positions and we avoided purchasing longer-maturity securities.

   Put bonds that came due during the fourth quarter offered low reinvestment rates. As a result, rather than reinvesting in them, we reallocated those assets to other tax-exempt bonds having maturities of less than one year.

   We also increased the Portfolio's already substantial weighting in variable rate notes. As of December 31, these represented nearly 65.2 percent of total net assets. Because yields on variable rate notes are free to move with interest rates, these securities tend to offer the best relative value when the interest rate outlook is unclear.

Q: What's your outlook for the Portfolio?

A: As long as the economy continues to send mixed signals, we will maintain a "wait-and-see" attitude. If growth slows and inflation remains moderate, our economists believe we may see a Federal Reserve easing in the months ahead. Economic reports, however, are still too conflicting to reallocate assets in anticipation of such a move. Therefore, we plan to maintain a neutral maturity position that will help us respond quickly to changes in interest rates. We plan to keep a majority of the Portfolio in daily and weekly variable rate notes, while looking for opportunities to purchase longer-maturity securities at attractive yields.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings as of December 31, 1996; portfolio data subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Tax-equivalent yield is shown for the
39.6 percent tax bracket, which applies to investors with incomes higher than $263,750 per year. Tax-free income is exempt from federal taxes, but may be subject to state and local taxes and federal alternative minimum tax. The Adviser currently limits expenses to 0.70 percent of average net assets, subject to termination upon 30 days' notice to the Fund. Absent past limits, the seven-day current tax-free and tax-equivalent yields at December 31, 1996, would have been 3.21 percent and 5.41 percent, respectively, and total return would have been less. An investment in the Fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will be able to maintain its stable net asset value of $1 per share. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's tax-exempt money market fund peer group for the one-, five- and 10-year periods ended December 31, 1996, were 2.95 percent, 2.60 percent and 3.76 percent, respectively.


Portfolio Highlights
-------------------------------------------------------------------------------
                       Municipal Money Market Portfolio

                            Security Type Breakdown

                                                 PORTFOLIO          PORTFOLIO
                                               JUNE 30, 1996    DECEMBER 31, 1996
                                            -------------------------------------


General Obligation                                    7.9%                1.9%
Revenue:
  Industrial                                          17.6                19.1
  Utility                                             16.3                15.1
  Other Revenue                                       13.5                18.3
  Housing                                              8.7                 9.5
  Steel/Metal                                          6.6                 6.9
  Hospital                                             5.6                 4.7
  Airport/Port                                         2.6                 2.8
  Student Loan                                         2.1                 2.2
  Waste Disposal                                       1.6                 0.7
  Oil                                                  1.6                 2.2
  Education                                            --                  1.6
  Electric                                             --                  0.3
Escrowed                                               0.7                 0.2
Other                                                 15.2                14.5
                                           --------------------------------------
Total                                                 100.0%              100.0%
---------------------------------------------------------------------------------


pie charts:
                                               Maturity

                       As of June 30, 1996                As of December 31, 1996


   0-29 Days                 67.1%                               66.2%
  30-59 Days                 12.7%                                7.9%
  60-89 Days                  4.4%                                2.4%
 90-179 Days                  5.4%                                5.3%
180-375 Days                 10.4%                               18.2%


Q&A
-------------------------------------------------------------------------------
An Interview with Joanne Costopoulos,
Portfolio Manager of Intermediate Municipals Fund

                                   Fund Data

   Investment Objective:

   Seeks high current yield exempt from federal income tax, consistent with capital preservation, through investments primarily in the three highest grades of intermediate-term municipal securities. The dollar-weighted average maturity of the Fund's portfolio is between three and 10 years.

   Fund Inception:
   October 9, 1985

   Total Net Assets:
   $201.7 million

Q: How did the Fund perform?

A: For the six-month period ended December 31, 1996, the Fund posted a total return of 4.34 percent, outdistancing the 3.91 percent median return of its Lipper intermediate municipal debt fund peer group. The Fund's 30-day standardized yield at December 31, 1996, was 4.28 percent. That translates into a tax-equivalent yield of 7.09 percent for investors in the 39.6 percent tax bracket.

   We trailed the 4.90 percent return of the Lehman 10-Year Municipal Bond Index primarily because the Fund customarily maintains a shorter duration, shorter maturity and higher-quality portfolio than the Index. The Lehman 10-Year Municipal Bond Index tends to have an average maturity of eight to 12 years and a duration that averages roughly seven. Because Intermediate Municipals Fund's average maturity tends to center around eight years, we think it may be useful to compare the Fund to an index that measures perform ance for a similar maturity profile, such as the Lehman 7-Year Municipal Bond Index. Intermediate Municipals Fund's six-month performance compares more favorably with the 4.28 percent return of the Lehman 7-Year Municipal
Bond Index.

Photo of: Joanne Costopoulos

Q: What factors affected the Fund's performance?

A: Lower interest rates and low cash flows muted activity in the intermediate municipal market and the Fund. As a result, money from maturing bonds that normally would be reinvested in the municipal market headed to the equity market.

   Throughout the year, issuers took advantage of lower interest rates to refinance older debt. In fact, several of the Fund's longer-maturity holdings have been prerefunded to their first call dates. As a result, the Fund's weighting of escrowed bonds increased from 6.4 percent of total net assets on January 1 to 9.5 percent on December 31. We tend to hold onto these bonds because once they are prerefunded they are escrowed in U.S. Treasuries, insulating them from the credit risks associated with the issuer. Consequently, the Fund's overall credit quality improves, average maturity decreases and some price appreciation occurs.

Q: How has your strategy changed in the last six months?

A: Given uncertainty over the direction of interest rates, we made adjustments designed to help lower the Fund's potential volatility. We improved credit quality through relative value swaps and shortened duration to take on a more neutral positioning.

   Adjusting duration is one way we can manage the Fund's response to market uncertainty. Keep in mind that weighted average adjusted duration is an expression of a bond's sensitivity to interest rate changes. As a rule of thumb, if a bond has a duration of five years and interest rates fall by 1 percent, the bond's price should rise by approximately 5 percent. We lengthen or shorten the Fund's duration based on our outlook for the direction of interest rates.

   During the first half of the year we anticipated lower interest rates and, at times, had a weighted adjusted duration as high as 6.3. On December 31, however, it was at 5.8, reflecting a more neutral position.

Q: What are your expectations for the coming months?

A: We believe interest rates will remain stable or decrease somewhat in the near term as inflationary pressures remain subdued and economic activity slows. Given the high percentage of noncallable bonds we hold -- 79 percent of total net assets on December 31 -- we think the Fund is positioned to perform well in a lower interest rate environment. That's because noncallable bonds help provide both call protection and appreciation potential as rates fall. We think that municipal securities may outperform their taxable counterparts in the first quarter of 1997 as supply becomes manageable and demand increases.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings as of December 31, 1996; portfolio data subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Tax-equivalent yield is shown for the
39.6 percent tax bracket, which applies to investors with incomes higher than $263,750 per year. Tax-free income is exempt from federal taxes, but may be subject to state and local taxes and federal alternative minimum tax. Capital gains are subject to federal, state and local taxes. The Adviser currently limits expenses to 0.70 percent of average net assets, subject to termination upon 30 days' notice to the Fund. Absent past limits, the 30-day standardized tax-free and tax-equivalent yields at December 31, 1996, would have been 4.13 percent and 6.94 percent, respectively, and total return would have been less. The Lehman 10-Year Municipal Bond Index and the Lehman 7-Year Municipal Bond Index are unmanaged groups of intermediate-term municipal bonds that differ from the composition of the Fund; they are not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's intermediate municipal fund peer group for the one-, five- and 10-year periods ended December 31, 1996, were 3.72 percent, 5.98 percent and 6.59 percent, respectively.


Fund Highlights
---------------------------------------------------------------------------------
                         Intermediate Municipals Fund

                            Security Type Breakdown

                                                 PORTFOLIO          PORTFOLIO
                                               JUNE 30, 1996    DECEMBER 31, 1996
                                              -----------------------------------


General Obligation                                    27.2%               23.3%
Revenue:
  Water & Sewer                                       13.6                10.9
  Electric                                             8.0                 7.1
  Hospital                                             6.6                 7.1
  Airport                                              5.6                 5.9
  Taxes                                                2.0                 5.0
  Toll                                                 4.4                 3.9
  Solid Waste                                          4.1                 3.5
  Colleges, Universities                               1.1                 3.5
  Student Loan                                         2.9                 2.9
  Other Revenue                                       10.2                11.4
Escrowed                                               7.0                 9.5
Pollution Control                                      7.3                 6.0
                                              -----------------------------------
Total                                                 100.0%              100.0%
---------------------------------------------------------------------------------


pie charts:
                                                         Maturity

                                As of June 30, 1996                        As of December 31, 1996


Less than 1 Year                       5.8%                                         1.9%
1-5 Years                             13.2%                                        19.4%
5-10 Years                            50.0%                                        46.0%
10-15 Years                           17.6%                                        21.2%
Greater than 15 Years                 13.4%                                        11.5%
---------------------------------------------------------------------------------------------

                                                     Portfolio Quality

                               As of June 30, 1996                        As of December 31, 1996


AAA                                   63.9%                                        66.5%
AA                                    13.6%                                         9.4%
A                                     16.2%                                        14.5%
BBB                                    6.3%                                         9.6%


Q&A
-------------------------------------------------------------------------------
An Interview with Jane McCart, Portfolio Manager of
Managed Municipals Fund and High-Yield Municipals Fund

                                   Fund Data

   Investment Objective:

   Pursues high tax-free income consistent with capital preservation by investing in a quality-conscious portfolio of long-term municipal securities.

   Fund Inception:
   February 23, 1977

   Total Net Assets:
   $614.7 million

---------------------------
Managed Municipals Fund Q&A

Q: How did the Fund perform?

A: With a 5.29 percent return for the six months ended December 31, 1996, Managed Municipals Fund surpassed both the 4.74 percent return of the Lipper general municipal debt fund peer group, and the 4.90 percent return of the Lehman Municipal Bond Index.

   As of December 31, the Fund's 30-day standardized yield was 4.87 percent -- that translates into a tax-equivalent yield of 8.06 percent for an investor in the 39.6 percent tax bracket.

Q: What drove the Fund's performance?

A: The Fund benefited once again from our holdings of noncallable bonds as investor demand for this structure remained strong. As the name implies, noncallable bonds cannot be called out of the market. Because their price movement is not obstructed by call features, it means they can offer increased appreciation potential in a strong market. We've been emphasizing a noncallable theme for several years and we plan to continue adding to our holdings when we see opportunities.

Photo of: Jane McCart

Q: What has been your strategy during the last six months?

A: With flows into the municipal markets remaining at low levels, we continued to focus on relative value trades to take advantage of tightening yield spreads between securities of different credit quality. We found several opportunities for additional yield potential without taking undue risk. For example, we restructured some of our holdings by swapping bonds that were becoming current coupon bonds for discount bonds. We believe that discount bonds may perform well in 1997. That's because they trade at a discount to face value, which means they tend to offer quicker appreciation potential than other bonds if interest rates fall.

Q: Where are you finding investment opportunities now?

A: We believe promising opportunities exist in the electric utility industry, which is being deregulated. Electric utilities have experienced some credit quality deterioration because several states haven't handled deregulation as well as others. While the industry may be slightly out of favor, we believe careful credit analysis can reward disciplined investors.

   We believe a similar story is emerging in the health care industry. After several years of mergers and acquisitions, it now appears we've seen the bulk of the consolidation. Having seen some credit improve-ment, we're cautiously upbeat about the industry's prospects.

Q: What's your outlook?

A: With more modest returns expected from the stock market, we think investor sentiment may begin shifting somewhat to the municipal market. We believe the Fund is well positioned for a slowing economy and a possible Federal Reserve interest rate reduction. Should this happen, the high percentage of noncallable issues held by the Fund -- approximately 42 percent of total net assets on December 31 -- helps provide both call protection and appreciation potential. We plan to extend shorter noncallable positions as opportunities arise.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings as of December 31, 1996; portfolio data subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Tax-equivalent yield is shown for the
39.6 percent tax bracket, which applies to investors with incomes higher than $263,750 per year. Tax-free income is exempt from most federal taxes, but may be subject to state and local taxes and federal alternative minimum tax. Capital gains are subject to federal, state and local taxes. The Lehman Municipal Bond Index is an unmanaged group of municipal bonds that differs from the composition of the Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's general municipal debt fund peer group for the one-, five- and 10-year periods ended December 31, 1996, were 3.43 percent, 6.83 percent and 7.22 percent, respectively.

Q&A
-------------------------------------------------------------------------------
                                   Fund Data

   Investment Objective:

   Seeks a high level of tax-free income consistent with capital preservation by investing in longer-term municipal securities, principally of medium and lower quality.

   Fund Inception:
   March 5, 1984

   Total Net Assets:
   $296.2 million

------------------------------
High-Yield Municipals Fund Q&A

Q: How did the Fund perform?

A: As of December 31, 1996, the Fund's return was 5.14 percent, outperforming both the 4.90 percent return of the Lehman Municipal Bond Index and the 4.68 percent median return of its Lipper high-yield municipal debt fund peer group.

   The Fund's 30-day standardized yield was 5.43 percent on December 31. That translates into a tax-equivalent yield of 8.99 percent for an investor in the
39.6 percent tax bracket.

Q: What factors drove the Fund's performance?

A: While the overall municipal market was sluggish, strong investor demand for a limited supply of new high yield issues -- particularly in the fourth quarter of 1996 -- enhanced the high yield sector's performance. With our emphasis on high yield bonds, the Fund benefited accordingly. In addition, many issuers took advantage of lower interest rates in 1996 to refinance existing debt. The Fund benefited when the prerefunding of several of our holdings boosted their values.

Q: After avoiding the health care industry for some time, you added to your holdings over the last six months. What's changed?

A: When proposals for health care reform began circulating a few years ago, we knew we would have to monitor the industry closely. Continued Congressional debate over cuts in Medicare and Medicaid added pressures that contributed to deterioration in the credit quality of health care issues over the last two to three years. All the while, the industry was going through consolidation. This made for a very volatile investment environment.

   We believe that we've seen the bulk of the consolidation, but the winds of change are still blowing. While we found several promising opportunities in hospitals that have adapted well to consolidation, we maintain a cautious outlook for the industry.

   An evolving theme within the health care industry is continuing care facilities, which we think is an interesting, high-growth sector. We believe the graying of baby boomers, who started turning 50 in 1996, will fuel demand for quality continuing care in the future. Our continuing care holdings have performed well and we plan to add to them as attractive issues become available.

Q: Are you pursuing any other purchase themes?

A: Despite the turmoil being caused by deregulation, we believe additional opportunities exist in the electric utility industry. The key to uncovering these opportunities is thorough credit research, which is one of Stein Roe's strengths. We added a holding that our analysts believe has the wherewithal to weather deregulation in good condition.

Q: What is your outlook for the Fund?

A: Credit analysis continues to be our primary focus. We'll look to identify new issues with the potential to outperform over the long term. We think the health care industry -- particularly hospitals and continuing care facilities -- and electric utilities may present these opportunities. While we maintain a cautious outlook, we intend to participate in issues that we believe are attractive on a risk/reward basis.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings as of December 31, 1996; portfolio data subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Taxable-equivalent yield is shown for the 39.6 percent tax bracket, which applies to investors with incomes higher than $263,750 per year. Tax-free income is exempt from federal taxes, but may be subject to state and local taxes and federal alternative minimum tax. Capital gains are subject to federal, state and local taxes. The Lehman Municipal Bond Index is an unmanaged group of municipal bonds that differs from the composition of the Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's high-yield municipal debt fund peer group for the one-, five- and 10-year periods ended December 31, 1996, were 4.17 percent, 6.84 percent and 7.17 percent, respectively.

Investing in high yield bonds involves greater credit and other risks not associated with investing in higher-quality securities.


Fund Highlights
---------------------------------------------------------------------------------
                            Managed Municipals Fund

                            Security Type Breakdown

                                                 PORTFOLIO          PORTFOLIO
                                               JUNE 30, 1996    DECEMBER 31, 1996
                                              -----------------------------------


General Obligation                                    18.0%               18.2%
Pollution Control                                     16.2                13.1
Escrowed                                               9.0                 9.4
Revenue:
  Housing                                             11.9                12.3
  Electric                                            10.1                 9.4
  Water & Sewer                                        6.3                 8.4
  Toll                                                 7.5                 7.8
  Hospital                                             6.0                 6.6
  Airport                                              3.3                 3.4
  Student Loan                                         2.9                 2.5
  Other Revenue                                        8.8                 8.9
                                             ------------------------------------
Total                                                100.0%              100.0%
---------------------------------------------------------------------------------


pie charts:
                                                        Maturity

                                   As of June 30, 1996           As of December 31, 1996


Less than 1 Year                         3.9%                          2.2%
1-5 Years                                8.0%                          7.4%
5-10 Years                               4.0%                          4.3%
10-15 Years                             17.5%                         18.6%
15-20 Years                             30.2%                         29.4%
20-25 Years                             17.4%                         19.2%
Greater than 25 Years                   19.0%                         18.9%
------------------------------------------------------------------------------------------


                                                   Portfolio Quality

                                   As of June 30, 1996           As of December 31, 1996


AAA                                     34.2%                          34.5%
AA                                      33.3%                          30.1%
A                                       22.3%                          24.3%
BBB and Below                           10.2%                          11.1%


Fund Highlights
---------------------------------------------------------------------------------
                          High-Yield Municipals Fund

                            Security Type Breakdown

                                                 PORTFOLIO          PORTFOLIO
                                               JUNE 30, 1996    DECEMBER 31, 1996
                                              -----------------------------------


Pollution Control                                     25.1%               25.5%
Escrowed                                              15.5                15.7
General Obligation                                     6.5                 6.3
Revenue:
  Hospital                                            12.0                12.5
  Housing                                             12.5                11.3
  Electric                                             5.2                 5.2
  Toll                                                 5.5                 4.9
  Airport                                              2.8                 2.7
  Student Loan                                         2.7                 2.4
  Other Revenue                                       12.2                13.5
                                             ------------------------------------
Total                                                 100.0%              100.0%
---------------------------------------------------------------------------------


pie charts:
                                               Maturity

                           As of June 30, 1996          As of December 31, 1996


Less than 5 Years                10.3%                         11.4%
5-10 Years                        8.5%                          9.9%
10-15 Years                      10.2%                         10.0%
15-20 Years                      15.4%                         17.3%
20-25 Years                      28.0%                         24.7%
Greater than 25 Years            27.6%                         26.7%

---------------------------------------------------------------------------------


                                           Portfolio Quality

                          As of June 30, 1996            As of December 31, 1996


AAA                              15.9%                          17.2%
AA                               11.7%                          10.5%
A                                22.7%                          21.1%
BBB                              24.8%                          25.4%
BB                                4.5%                           6.1%
Not Rated                        20.4%                          19.7%


SR&F Municipal Money Market Portfolio
-------------------------------------------------------------------------------------------------
Investments as of December 31, 1996
(Dollar Amounts In Thousands)
(Unaudited)

                                                                          Principal       Market
MUNICIPAL SECURITIES (102.2%)                                                Amount        Value
--------------------------------------------------------------------------------------------------


ALABAMA (4.1%)
*Alabama I.D.A. Solid Waste Disposal Revenues (Pine City Fiber
   Company L.O.C. Barclays Bank Plc) V.R.D.B. 4.300%.                       $ 5,750      $ 5,750

ARIZONA (2.4%)
*Coconino P.C.R. (Tucson Power L.O.C. Canadian Imperial Bank
   of Commerce) V.R.D.B. 4.300%......................                         2,200        2,200
*Maricopa County I.D.A. Series D (Vista Ventana Apartments
   Project gtd. by Federal National Mortgage Association Securities)
   V.R.D.B. 4.350%...................................                         1,200        1,200
                                                                                        --------
                                                                                           3,400

ARKANSAS (4.5%)
*Clark County Solid Waste Disposal Revenue (Reynolds Metals Co.
   L.O.C. Sun Trust Company Bank) V.R.D.B. 4.200%....                         3,000        3,000
Paragould Sales Tax Revenue (AMBAC Insured) 4.750% 7/01/97                      550          552
*Pulaski County Public Facilities Board (Chenel Park Apartments
   Project L.O.C. PNC Bank, Kentucky) V.R.D.B. 4.350%                         2,750        2,750
                                                                                        --------
                                                                                           6,302

CALIFORNIA (7.8%)
California School Cash Reserve Program Authority Pool Series A
   4.750% 7/02/97....................................                         2,000        2,009
California State R.A.N. Series A 4.500% 6/30/97......                         5,825        5,842
California Statewide Community Development Authority T.R.A.N.
   4.750% 6/30/97....................................                         1,000        1,003
Los Angeles School District Series 96-97 T.R.A.N. 4.500% 6/30/97              1,000        1,003
South Coast California Local Education Agencies Pooled T.R.A.N.
   Series 1996A 4.750% 6/30/97.......................                         1,090        1,093
                                                                                        --------
                                                                                          10,950

COLORADO (0.7%)
Arapahoe County School District No. 5 T.A.N. (Cherry Creek)
   4.500% 6/30/97....................................                         1,000        1,003

DISTRICT OF COLUMBIA (0.8%)
District of Columbia Revenue Series 1985 (American University
   L.O.C. National Westminster Bank) V.R.D.B. 4.150%.                         1,100        1,100

FLORIDA (2.1%)
*Collier County Housing Financial Authority (Saxon Manor Isles
   L.O.C. PNC Bank of Kentucky) V.R.D.B. 4.000%......                         2,000        2,000
St. Lucie County P.C.R. (Florida Power & Light Co.) 3.450%
   Mandatory Put 3/06/97.............................                         1,000        1,000
                                                                                        --------
                                                                                           3,000

GEORGIA (2.1%)
*Development Authority of Gwinnett County I.D.R. (Price
   Companies Inc. L.O.C. NationsBank) V.R.D.B. 4.300%                         3,000        3,000

IDAHO (1.4%)
Idaho T.A.N. Series 1996 4.500% 6/30/97..............                         2,000        2,006



SR&F Municipal Money Market Portfolio
----------------------------------------------------------------------------------------------------
CONTINUED                                                                 Principal       Market
                                                                             Amount        Value
----------------------------------------------------------------------------------------------------


ILLINOIS (8.8%)
City of Chicago G.O. (L.O.C. LandesBank Hessen) 3.100%
   Mandatory Put 2/04/97.............................                       $ 2,000      $ 2,000
*Illinois Development Finance Authority (River Oaks Project
   L.O.C. Credit Suisse) V.R.D.B 4.100%..............                         1,000        1,000
*Illinois Development Finance Authority Sewage Facilities Revenue
   (Nutrasweet Co. Project gtd. by Monsanto Co.)
   V.R.D.B. 4.400%...................................                         4,100        4,100
Illinois Health Facilities Authority Revenue (University of Chicago)
   3.750% Mandatory Put 1/30/97......................                         3,000        3,000
Illinois Sales Tax Revenue Series C (Escrowed in U.S. Treasury
   Securities)(pre-refunded to 6/15/97) 6.875%.......                           215          222
*Illinois Student Assistance Student Loan Revenue Series 1996A
   (L.O.C. Bank of America) V.R.D.B. 4.300%..........                         2,000        2,000
*Southwestern Illinois Development Authority (Wood River Project)
   (Shell Oil Co.) V.R.B.D. 5.050%...................                           100          100
                                                                                         -------
                                                                                          12,422

INDIANA (5.3%)
Fort Wayne Hospital Authority Revenue (Parkview Memorial
   Hospital L.O.C. Bank of America, Chicago)
     4.150% Series B.................................                         1,000        1,000
     4.150% Series C.................................                         1,000        1,000
*Franklin Economic Development Revenue Refunding (L.O.C.
   Federal Home Loan Bank, Indianapolis) V.R.D.B. 4.250%                      2,927        2,927
Gary Environmental Improvement Revenue (U.S. Steel L.O.C.
   Bank of Nova Scotia) V.R.D.B. 3.700%..............                           500          500
*LaPorte County Economic Development Revenue (Woodland
   Project L.O.C. Federal Home Loan Bank, Indianapolis)
   V.R.D.B. 4.250%...................................                         2,000        2,000
                                                                                         -------
                                                                                           7,427

IOWA (1.6%)
Iowa School Corporations Warrant Certificates Series 1996-97 B
   (FSA Insured) 4.250% 1/30/97......................                         1,000        1,001
Iowa Higher Education Loan Authority Revenue Refunding Series 1996
   (Private College Facilities)(MBIA Insured) 4.250% 8/01/97                    600          602
Muscatine County Iowa P.C.R. (Monsanto Co. Project)
   V.R.D.B. 4.200%...................................                           600          600
                                                                                         -------
                                                                                           2,203

KENTUCKY (5.0%)
*Covington I.D.R. Series 1991 (White Castle Distributing L.O.C.
   Bank One, Columbus) V.R.D.B. 4.300%...............                         3,980        3,980
*Pulaski County Solid Waste Disposal Revenue (East Kentucky Power
   gtd. by National Rural Utilities Cooperative Finance Corp.)
   3.700% Optional Put 2/15/97.......................                         1,000        1,000
*Shelby County Industrial Building Revenue (Roll Forming Corp.
   L.O.C. Bank One of Kentucky) V.R.D.B. 4.300%......                         2,000        2,000
                                                                                         -------
                                                                                           6,980

LOUISIANA (1.9%)
*Lake Charles Harbor & Terminal District P.C.R. (Conoco Inc.
   gtd. by E.I. Dupont) V.R.D.B. 5.100%..............                         2,600        2,600
*St. Charles Parish P.C.R. Series 1991 (Shell Oil Co.)
   V.R.D.B. 5.050%...................................                           100          100
                                                                                         -------
                                                                                           2,700



SR&F Municipal Money Market Portfolio
--------------------------------------------------------------------------------------------------
CONTINUED                                                                 Principal        Market
                                                                             Amount         Value
--------------------------------------------------------------------------------------------------


MARYLAND (3.3%)
*Ann Arundel County E.D.R. (Baltimore Gas and Electric Company)
   3.450% Mandatory Put 2/14/97......................                       $ 1,100      $ 1,100
   3.650% Mandatory Put 2/27/97......................                         1,000        1,000
   3.450% Mandatory Put 3/20/97......................                         1,500        1,500
   3.500% Mandatory Put 3/27/97......................                         1,000        1,000
                                                                                         -------
                                                                                           4,600

MASSACHUSETTS (0.2%)
Massachusetts Industrial Finance Agency Revenue Series A
   (Babson College)(MBIA Insured) 3.750% 10/01/97....                           250          250

MICHIGAN (2.1%)
Michigan Job Development Authority P.C.R. Series 1985 (Mazda
   Motor Manufacturing USA Corp. L.O.C. Sumitomo Bank,
   Ltd.) V.R.D.B. 4.250%.............................                         3,000        3,000

MINNESOTA (0.7%)
*Minnesota Housing Finance Authority Single Family Mortgage
   Series J 3.650% Mandatory Put 12/11/97............                         1,000        1,000

MISSISSIPPI (0.2%)
Mississippi State University Educational Building Corporation
   Revenue (MBIA Insured) 3.700% 8/01/97.............                           350          350

MISSOURI (3.7%)
*Jefferson County I.D.A. Revenue Series A (GHF Holdings L.O.C.
   Bank One, Indianapolis) V.R.D.B. 4.300%...........                         4,185        4,185
St. Louis T.R.A.N. 4.750% 6/30/97....................                         1,000        1,004
                                                                                         -------
                                                                                           5,189

NEW HAMPSHIRE (4.6%)
*New Hampshire Industrial Development P.C.R. (New England
   Power Co.)
     3.750% Mandatory Put 2/25/97....................                         1,450        1,450
     3.600% Mandatory Put 4/01/97....................                         1,500        1,500
     3.600% Mandatory Put 4/10/97....................                         1,500        1,500
     3.600% Mandatory Put 5/09/97....................                         2,000        2,000
                                                                                         -------
                                                                                           6,450

NORTH DAKOTA (0.7%)
*Mercer County Solid Waste Disposal Series 1993 U (gtd. by
   National Rural Utilities Cooperative Finance Corp.)  3.550%
   Optional Put 6/01/97..............................                         1,000        1,000

OHIO (1.5%)
Columbus G.O. Series 1995 V.R.D.B. 4.000%............                           200          200
Cuyahoga County Hospital Revenue (University Hospital Health)
   (MBIA Insured) 6.500% 1/15/97.....................                         1,520        1,522
Ohio Environmental Improvement Revenue (U.S. Steel L.O.C.
   Pittsburgh National Bank, PA) V.R.D.B. 3.850%.....                           400          400
                                                                                        --------
                                                                                           2,122

OKLAHOMA (1.1%)
Lawton Water Authority Sales Tax & Utility System Revenue
   (AMBAC Insured) 5.375% 7/01/97....................                         1,585        1,598

OREGON (0.3%)
Eugene Electric Utilities Revenue (FSA Insured)
   4.000% 8/01/97....................................                           420          421

SR&F Municipal Money Market Portfolio



----------------------------------------------------------------------------------------------------
CONTINUED                                                                  Principal        Market
                                                                              Amount         Value
----------------------------------------------------------------------------------------------------


PENNSYLVANIA (3.1%)
*Pennsylvania Housing Finance Authority Single Family Mortgage
   Series 1991-31-A 6.300% 4/01/97...................                        $  750       $  754
Philadelphia Redevelopment Authority Notes Series 96 (Southwark
   Plaza Project)(FGIC Insured) 3.850% 12/30/97......                         1,500        1,500
Quakertown General Authority Revenue Series A (L.O.C. PNC
   Bank, New York) V.R.D.B. 3.150%...................                         2,200        2,200
                                                                                        --------
                                                                                           4,454

SOUTH CAROLINA (2.7%)
Columbia Waterworks and Sewer System Revenue
   6.000% 2/01/97....................................                           825          826
*South Carolina Jobs Economic Development Authority Hospital
   Facilities Revenue (Specialty Equipment Companies L.O.C.
   Barclays Bank, New York) V.R.D.B. 4.300%..........                         3,000        3,000
                                                                                        --------
                                                                                           3,826

TENNESSEE (2.8%)
*McMinn County Industrial Development Board I.D.R.
   (Creative Fabrication Corp. L.O.C. NBD Bank)
   V.R.D.B. 4.400%...................................                         4,000        4,000

TEXAS (10.2%)
*Harris County Industrial Development Corp. I.D.R. (Precision
   General Project L.O.C. Morgan Guaranty) V.R.D.B. 4.300%                    2,060        2,060
*North Texas Higher Education Authority Texas Student Loan
   Revenue Refunding Series A (L.O.C. Student Loan Marketing
   Association) V.R.D.B. 4.250%......................                         1,100        1,100
*Port Corpus Christi Industrial Development Corp. Sewer & Solid
   Waste (Citgo Petroleum Corp. Project Inc. L.O.C. Banque
   National de Paris) V.R.D.B. 5.100%................                           300          300
*Robertson County Industrial Development Corp. Series 1995
   (Sanderson Farms Inc. Project L.O.C. Harris Trust and
   Savings Bank) V.R.D.B. 4.300%.....................                         1,900        1,900
*San Antonio Airport Lease Special Project Revenue (Hedrick
   Beechcraft, Inc gtd. by Raytheon Co.) V.R.D.B. 4.300%                      4,000        4,000
Texas State T.R.A.N. Series 1996 4.750% 8/29/97......                         5,000        5,025
                                                                                        --------
                                                                                          14,385

VERMONT (1.8%)
*Vermont I.D.A. Revenue (RyeGate Project L.O.C. ABN AMRO
   Bank N.V.) V.R.D.B. 4.150%........................                         2,500        2,500

WASHINGTON (2.2%)
*Yakima County Public Corp. I.D.R. (John I. Haas Inc. Project
   L.O.C. Bayerische Vereinsbank AG) V.R.D.B. 4.400%.                         3,150        3,150

WISCONSIN (12.5%)
*Carlton P.C.R. Series 1988 (Wisconsin Power & Light Co.)
   V.R.D.B. 4.250%...................................                         6,500        6,500
*Fond Du Lac I.D.R. (Brenner Tank Inc. L.O.C. Bank One,
   Milwaukee) V.R.D.B. 4.300%........................                         3,400        3,400
*Holland I.D.R. (White Clover Daily Inc. L.O.C. Bank One,
   Milwaukee) V.R.D.B. 4.300%........................                         2,760        2,760
*Kenosha I.D.R. (Monarch Plastics Inc. L.O.C. Bank One,
   Milwaukee) V.R.D.B. 4.300%........................                         2,260        2,260
*Oak Creek I.D.R. Series 1995 (McAdams Graphics Inc. L.O.C.
   Bank One, Milwaukee) V.R.D.B. 4.300%..............                         1,800        1,800
Slinger School District (FSA Insured) 6.400% 4/01/97.                           560          563

SR&F Municipal Money Market Portfolio



----------------------------------------------------------------------------------------------------
CONTINUED                                                                  Principal        Market
                                                                              Amount         Value
----------------------------------------------------------------------------------------------------


WISCONSIN (CONTINUED)
Wisconsin State Health Facility Authority Revenue (Franciscan
   Health Care L.O.C. Toronto Dominion Bank)
   V.R.D.B. 4.100%...................................                        $  300       $  300
                                                                                        --------
                                                                                          17,583
----------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL SECURITIES (102.2%)
   (Amortized cost $144,121)......................................                       144,121
OTHER ASSETS, LESS LIABILITIES (-2.2%)............................                       (3,089)
                                                                                        --------
TOTAL NET ASSETS (100.0%).........................................                      $141,032
                                                                                        ========
----------------------------------------------------------------------------------------------------

*These securities are subject to federal alternative minimum tax. At December 31, 1996, these securities represented 69.8 percent of net assets.

See accompanying notes to financial statements.


Intermediate Municipals Fund
---------------------------------------------------------------------------------------------------
Investments as of December 31, 1996
(Dollar Amounts In Thousands)
(Unaudited)

                                                                           Principal        Market
MUNICIPAL SECURITIES (98.7%)                                                  Amount         Value
----------------------------------------------------------------------------------------------------


ALASKA (1.4%)
Kenai Peninsula Borough G.O. Refunding (AMBAC Insured)
   8.300% 1/01/99....................................                       $ 1,500      $ 1,617
North Slope Borough G.O. 8.350% 6/30/98..............                         1,200        1,268
                                                                                         -------
                                                                                           2,885

ARIZONA (6.3%)
Arizona Transportation Board Highway Revenue Subordinated
   Series A 6.000% 7/01/00...........................                         1,000        1,052
Cochise County Unified School District No. 68 Series B (FGIC
   Insured) 9.000% 7/01/01...........................                         1,115        1,319
Maricopa County Hospital Revenue (Samaritan Health Services)
   (Escrowed in U.S. Treasury Securities) 7.625% 1/01/08                      2,050        2,381
Maricopa County Unified High School District
   6.250% 7/01/06 District No. 97 Deer Valley Series A
   (MBIA Insured)....................................                         1,750        1,931
   7.000% 7/01/08 District No. 213 Tempe.............                           500          583
Phoenix Civic Improvement Wastewater System Lease Revenue
   (Escrowed in U.S. Treasury Securities)(pre-refunded to 7/01/03)
   6.000% 7/01/07....................................                         2,500        2,732
Pima County Refunding G.O. 6.300% 7/01/02............                         2,500        2,722
                                                                                         -------
                                                                                          12,720

ARKANSAS (1.4%)
Beaver Water District Benton & Washington Counties Water
   Revenue Refunding (MBIA Insured) 6.000% 11/15/04..                         2,580        2,800

CALIFORNIA (7.9%)
California Education Facility University of San Francisco (MBIA
   Insured) 5.600% 10/01/10..........................                         1,000        1,037
*California Housing Finance Agency Revenue Home Mortgage

   Series B-1 5.900% 2/01/04.........................                           985        1,013
California Statewide Communities Development Authority
   (Cedars-Sinai Medical Center) 5.400% 11/01/15.....                         2,000        1,858
Central Coast Water Authority Revenue (AMBAC Insured)
   (Escrowed in U.S. Treasury Securities)(pre-refunded to 10/01/02)
   5.950% 10/01/03...................................                         2,000        2,181
East Bay Municipal Utility District Water System Revenue (Escrowed

   in U.S. Treasury Securities)(AMBAC Insured) 7.000% 6/01/00                 1,400        1,523
La Quinta California Redevelopment Agency Tax Allocation
   (MBIA Insured) 7.300% 9/01/09.....................                           750          901
Los Angeles County Public Water Works Authority (Regional Parks
   And Open Space Revenue) 5.800% 10/01/05...........                         1,500        1,594
Los Angeles Department of Water & Power Electric Revenue
   Crossover Refunding 9.000% 9/01/03................                         2,500        3,116
Oakland Unified School District G.O. Series A (FGIC Insured)
   Zero Coupon (Effective Yield 6.250%) 8/01/16......                         1,700          524
Vallejo Revenue Series B (Water Improvement Project)(FGIC Insured)
   (Escrowed in U.S. Treasury Securities) 6.000% 11/01/01                     2,030        2,179
                                                                                         -------
                                                                                          15,926

COLORADO (0.3%)
Adams County School District No 12 Series A (MBIA Insured)
   Zero Coupon (Effective Yield 5.850%) 12/15/12.....                         1,300          533



Intermediate Municipals Fund CONTINUED
----------------------------------------------------------------------------------------------------
                                                                           Principal        Market
                                                                              Amount         Value
----------------------------------------------------------------------------------------------------


DELAWARE (0.6%)
Delaware Economic Development Authority Water Development
   Revenue Refunding (General Waterworks Corp.-Wilmington
   Suburban Water Corp.) 6.450% 12/01/07.............                       $ 1,165      $ 1,289

FLORIDA (2.1%)
Florida Division Board Finance Department of General Services
   Revenue (Department of Natural Resources)(MBIA Insured)
   6.000% 7/01/03....................................                         1,000        1,074
*Jacksonville Excise Taxes Revenue Series B (FGIC Insured)
   5.700% 10/1/09....................................                         1,500        1,513
Palm Beach County Airport System Revenue (MBIA Insured)
   7.625% 10/01/04...................................                         1,410        1,618
                                                                                         -------
                                                                                           4,205

GEORGIA (7.0%)
Atlanta Airport Facility Revenue Series 1996 (AMBAC Insured)
   6.500% 1/1/07.....................................                         5,000        5,615
Fulton County Water & Sewer Revenue Refunding (FGIC Insured)
   5.625% 1/01/01....................................                         1,000        1,043
Georgia G.O. Series C 7.700% 4/01/00.................                         1,250        1,381
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue
   Refunding (AMBAC Insured)
     6.050% 7/01/01..................................                         1,600        1,704
     5.800% 7/01/02..................................                         1,000        1,061
Municipal Electric Authority of Georgia Special Obligation Fifth
   Crossover Series (AMBAC Insured) 6.400% 1/01/13...                         3,000        3,328
                                                                                         -------
                                                                                          14,132

HAWAII (2.8%)
*Hawaii Department of Budget & Finance Special Purpose
   Mortgage Revenue (Hawaiian Electric Co.)(MBIA Insured)
   7.375% 12/01/20...................................                         4,000        4,388
Honolulu (City & County) Refunding G.O. Series 1990 A
   7.350% 7/01/06....................................                         1,000        1,188
                                                                                         -------
                                                                                           5,576

ILLINOIS (6.9%)
Chicago Board of Education (MBIA Insured) 6.250% 12/01/12                     2,100        2,279
*Chicago Midway Airport Revenue Series A (MBIA Insured)
   5.700% 1/01/04....................................                         1,000        1,040
Chicago Skyway Toll Bridge Revenue Refunding Series 1994
   (Escrowed in U.S. Treasury Securities)(pre-refunded to 1/01/04)
   6.750% 1/01/17....................................                         1,500        1,684
Chicago Water Revenue Refunding (FGIC Insured) 6.500% 11/01/09                2,130        2,386
DuPage County Special Service Area No. 11 Refunding
   6.750% 1/01/14....................................                         1,220        1,300
Metropolitan Pier & Exposition Authority Dedicated State Tax
   Revenue Series 1992 A (McCormick Place Expansion Project)

     5.900% 6/15/03..................................                         1,500        1,581
     7.250% 6/15/05..................................                         2,750        3,153
*Southwestern Illinois Development Authority Solid Waste Disposal
   Revenue (Shell Oil Co.) V.R.D.B. 5.050%...........                           500          500
                                                                                         -------
                                                                                          13,923

INDIANA (4.8%)
Indiana Toll Road Commission Toll Road Revenue (Escrowed in U.S.
   Treasury Securities) 9.000% 1/01/15...............                         2,740        3,727



Intermediate Municipals Fund CONTINUED
----------------------------------------------------------------------------------------------------
                                                                           Principal        Market
                                                                              Amount         Value
-----------------------------------------------------------------------------------------------------


INDIANA (CONTINUED)
Indiana Transportation Finance Authority Airport Facilities Lease
   Revenue Series A (United Airlines)
     5.600% 11/01/99.................................                       $ 1,125      $ 1,159
     6.500% 11/01/07.................................                         2,250        2,441
Indianapolis Local Public Improvement Bond Bank Series 1992 D
   6.500% 2/01/06....................................                         2,100        2,333
                                                                                         -------
                                                                                           9,660

KENTUCKY (1.3%)
Kentucky Turnpike Authority Economic Development Revenue
   Refunding (Revitalization Projects) 5.800% 1/01/04                         2,500        2,633

LOUISIANA (2.3%)
*Calcasieu Parish Industrial Development Board (Citgo Petroleum
   Corp.) V.R.D.B. 5.100%............................                           300          300
Louisiana Public Facilities Authority Student Loan Revenue Series A-1
   5.900% 9/01/99....................................                         2,000        2,068
Orleans Levee District Series A 5.950% 11/01/07......                         2,200        2,351
                                                                                         -------
                                                                                           4,719

MAINE (0.4%)
*Maine Educational Loan Authority Educational Loan Revenue
   Supplemental Education Loan Series A-2 6.650% 12/01/02                       680          726

MASSACHUSETTS (2.2%)
*Massachusetts Bay Transportation Authority Mass Refunding
   General Transportation System Series A 7.000% 3/01/07                      2,250        2,599
Massachusetts Health and Educational Facilities Authority Revenue
   (Daughters of Charity Carney Hospital)
     7.250% 7/01/00 Series C.........................                           800          847
     6.000% 7/01/09 Series D.........................                         1,000        1,031
                                                                                         -------
                                                                                           4,477

MICHIGAN (7.2%)
Greater Detroit Resource Authority Revenue (AMBAC Insured)
   6.250% 12/13/05...................................                         4,000        4,382
Michigan Building Authority Revenue Refunding Series I (AMBAC
   Insured) 6.000% 10/01/02..........................                         3,000        3,213
Michigan Hospital Finance Authority Revenue (Daughters of Charity
   Providence Hospital) 6.500% 11/01/01..............                         1,380        1,484
Michigan Underground Storage Tank Revenue (AMBAC Insured)
   6.000% 5/01/05....................................                         5,000        5,401
                                                                                         -------
                                                                                          14,480

MISSOURI (0.4%)
issouri Regional Convention & Sports Complex Authority
   6.600% 8/15/03....................................                           830          906

NEVADA (0.8%)
*Clark County P.C.R. Series 1990 A (Southern California Edison Co.)
   7.125% 6/01/09....................................                         1,500        1,615

NEW JERSEY (2.6%)
Bergen County Utility Authority Solid Waste System Revenue
   Refunding Series A (FGIC Insured) 6.250% 6/15/06..                         2,000        2,200
New Jersey Health Care Facilities Finance Authority Revenue
   6.100% 7/01/01 (Hackensack Medical Center) (FGIC Insured)                  1,000        1,069
   7.000% 7/01/03 (Christ Hospital Group)(Connie Lee Insured)                 1,730        1,940
                                                                                         -------
                                                                                           5,209



Intermediate Municipals Fund CONTINUED
----------------------------------------------------------------------------------------------------
                                                                           Principal        Market
                                                                              Amount         Value
-----------------------------------------------------------------------------------------------------


NEW MEXICO (2.5%)
Gallup P.C.R. (Plains Electric Transmission & Generating
   Cooperative Inc.)(MBIA Insured) 6.100% 8/15/02....                       $ 2,000      $ 2,152
Santa Fe Gross Receipts Tax Revenue Series A (AMBAC Insured)
   6.500% 6/01/06....................................                         2,555        2,855
                                                                                         -------
                                                                                           5,007

NEW YORK (9.3%)
New York City G.O.
   6.500% 2/15/05 Series 1996 D......................                         3,500        3,731
   5.700% 2/01/06 Series 1996 C......................                         1,000        1,007
   7.125% 8/15/11 Series 1995 C......................                         2,200        2,333
New York City Water & Sewer System Revenue Series A
   7.000% 6/15/09....................................                         2,115        2,335
New York Dormitory Authority Revenue Series A
   6.500% 5/15/05 (State University Educational Facilities)                   1,000        1,075
   5.625% 7/01/16 (City University System)...........                         5,000        4,869
New York Environmental Facility Corp. P.C.R. State Water Series D
   6.300% 5/15/05....................................                         3,000        3,321
                                                                                         -------
                                                                                          18,671

NORTH CAROLINA (2.3%)
North Carolina Eastern Municipal Power Refunding Series B
   6.000% 1/01/05....................................                         3,000        3,088
North Carolina Municipal Power Agency No. 1 Catawba Electric
   Revenue Refunding (MBIA Insured) 5.900% 1/01/03...                         1,500        1,580
                                                                                         -------
                                                                                           4,668

OHIO (2.8%)
Columbus G.O. Sewer Improvement No. 26 6.750% 9/15/04                         1,000        1,088
Loveland School District G.O. (MBIA Insured) 7.100% 12/01/09                  3,000        3,419
Mahoning County (MBIA Insured) 6.600% 12/01/06.......                         1,000        1,100
                                                                                         -------
                                                                                           5,607

OREGON (1.9%)
Oregon Department of Transportation Revenue (MBIA Insured)
   5.700% 6/01/02....................................                         1,220        1,288
Portland Sewer System Revenue Refunding Series B (FGIC Insured)
   5.400% 4/01/02....................................                         2,500        2,611
                                                                                         -------
                                                                                           3,899

PENNSYLVANIA (0.9%)
Dauphin County Hospital Authority Revenue Refunding Series B
   (Hapsco Group Inc.)(MBIA Insured) 5.800% 7/01/02..                         1,600        1,692
Schuylkill County I.D.A. (Westwood Energy Properties L.P. L.O.C.
   Fuji Bank Ltd.) V.R.D.B. 5.100%...................                           100          100
                                                                                         -------
                                                                                           1,792

SOUTH CAROLINA (3.3%)
Piedmont Municipal Power Agency Electric Revenue
   6.000% 1/01/07 Series B (MBIA Insured)............                           835          887
   6.125% 1/01/07 (FGIC Insured).....................                         2,350        2,526
*South Carolina Ports Authority Revenue (AMBAC Insured)
   6.200% 7/01/01....................................                         1,000        1,063
Sumter County Hospital Facilities Revenue Refunding (Tuomey

   Regional Medical Center)(MBIA Insured) 6.625% 11/15/04                     2,000        2,240
                                                                                         -------
                                                                                           6,716



Intermediate Municipals Fund CONTINUED
----------------------------------------------------------------------------------------------------
                                                                           Principal        Market
                                                                              Amount         Value
----------------------------------------------------------------------------------------------------


TENNESSEE (2.5%)
Knox County Health Educational & Housing Facilities Board
   (Connie Lee Insured)  5.500% 4/15/11..............                       $ 2,000      $ 1,974
Metropolitan Nashville & Davidson County Water & Sewer
   Revenue (FGIC Insured) 6.500% 1/01/10.............                         2,750        3,084
                                                                                        --------
                                                                                           5,058

TEXAS (10.4%)
Alief Independent School District G.O. (gtd. by Permanent School
   Fund) 8.000% 2/15/99..............................                         1,305        1,405
Fort Bend Independent School District Unlimited Tax (gtd. by
   Permanent School Fund) 7.500% 2/15/00.............                         1,010        1,104
Fort Worth Limited Tax 8.350% 3/01/00................                         1,250        1,397
*Gulf Coast I.D.A. Marine Terminal Revenue (Amoco Oil)
   V.R.D.B. 5.050%...................................                           200          200
*Gulf Coast Waste Disposal Authority P.C.R. (Amoco Oil)
   V.R.D.B. 5.050%...................................                           900          900
Harris County I.D.R. (Exxon Capital Ventures) V.R.D.B. 5.000%                   300          300
Houston Water Conveyance System Contract Certificates of
   Participation Series J (AMBAC Insured) 6.125% 12/15/06                     1,000        1,086
Northside Independent School District G.O. 9.400% 4/01/98                     1,850        1,966
Plano Independent School District G.O. Unlimited Tax (FGIC
   Insured) 8.625% 2/15/99...........................                         1,900        2,068
*Port Corpus Christi Sewer and Water (Citgo Petroleum Corp. L.O.C.
   Banque National of Paris) V.R.D.B. 5.100%.........                           500          500
Round Rock Independent School District G.O. Unlimited Tax
   School Building and Refunding
     8.625% 8/15/00 Series 1991 (MBIA Insured).......                         1,270        1,451
     7.500% 8/01/02 Series 1995 A (gtd. by Permanent School Fund)             1,200        1,375
San Antonio Water System Revenue Refunding (FGIC Insured)
   6.000% 5/15/01....................................                         3,000        3,178
Texas Higher Education Student Loan Senior Lien
   7.450% 10/01/06...................................                         2,870        3,039
Texas T.R.A.N. 4.750% 8/29/97........................                         1,000        1,009
                                                                                        --------
                                                                                          20,978

VIRGINIA (0.7%)
*Virginia Housing Development Authority Commonwealth
   Mortgage Series A Subseries A-1 6.700% 7/01/05....                         1,280        1,345

WASHINGTON (3.4%)
Snohomish County School District No. 2 Refunding G.O. (Everett)
   (MBIA Insured)
     7.250% 12/01/00.................................                         2,540        2,806
     7.000% 12/01/01.................................                         2,230        2,477
     7.000% 12/01/02.................................                         1,500        1,688
                                                                                        --------
                                                                                           6,971
--------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL SECURITIES (98.7%)
   (Amortized cost $189,514)......................................                       199,126
OTHER ASSETS, LESS LIABILITIES (1.3%).............................                         2,584
                                                                                        --------
TOTAL NET ASSETS (100.0%).........................................                      $201,710
                                                                                        ========
--------------------------------------------------------------------------------------------------

*These securities are subject to federal alternative minimum tax. At December 31, 1996, these securities represented 8.8 percent of net assets.

See accompanying notes to financial statements.


Managed Municipals Fund
---------------------------------------------------------------------------------------------------
Investments as of December 31, 1996
(Dollar Amounts In Thousands)
(Unaudited)

                                                                           Principal        Market
MUNICIPAL SECURITIES (98.4%)                                                  Amount         Value
---------------------------------------------------------------------------------------------------


ALABAMA (0.7%)
Alabama Special Care Facility Financing Authority Birmingham
   Revenue (Daughters of Charity St. Vincent Hospital)
   5.000% 11/01/25...................................                       $ 4,770      $ 4,275

ALASKA (1.1%)
*Alaska Student Loan Corporation Revenue Series A (AMBAC
   Insured) 6.200% 7/01/09...........................                         3,870        3,975
North Slope Borough Capital Appreciation Series A (MBIA Insured)
   Zero Coupon (Effective Yield 5.750%) 6/30/06......                         5,000        3,033
                                                                                         -------
                                                                                           7,008

ARKANSAS (0.3%)
Arkansas Development Financing Authority Single Family Mortgage
   Revenue Series A (FHA Insured) 8.125% 8/01/14.....                         2,080        2,144

CALIFORNIA (4.5%)
California P.C.R. Refunding Series A (San Diego Gas & Electric Co.)
   5.900% 6/01/14....................................                         3,000        3,143
California State R.A.N. 1996-7 Series A
   4.500% 6/30/97....................................                         1,000        1,005
Central Contra Costa Sanitation District Revenue Wastewater
   Facilities Improvement Project (MBIA Insured)
     6.250% 9/01/13..................................                         2,025        2,157
     6.250% 9/01/14..................................                         1,295        1,379
Foothill Eastern Transportation Corridor Agency Toll Road
   Refunding Senior Lien Series 1995 A Zero Coupon (Effective
   Yield 7.200%) 1/01/18.............................                        10,000        2,714
Long Beach Aquarium of the Pacific Revenue Series 1995 A

   6.125% 7/01/15....................................                         4,000        3,923
   6.125% 7/01/23....................................                         6,000        5,820
Northern California Power Agency Public Power Revenue
   Refunding Series B-1 (Hydroelectric Project #1)(Escrowed in
   U.S. Treasury Securities)(pre-refunded to 7/01/98)
   8.000% 7/01/24....................................                         2,000        2,119
Southern California Public Power Authority Revenue Refunding
   Zero Coupon (Effective Yield 6.000%) 7/01/14 (FGIC Insured)
   (Escrowed in U.S. Treasury Securities)............                         8,155        3,073
   5.000% 7/01/17 Series A (Power Project)...........                         2,500        2,253
                                                                                         -------
                                                                                          27,586

COLORADO (2.6%)
Araphoe County Capital Improvement Trust Fund Highway
   Revenue Zero Coupon (Effective Yield 6.930%) 8/31/15                      25,000        7,141
Colorado Housing Finance Authority Multifamily Mortgage Revenue
   6.000% 10/01/09...................................                         1,490        1,491
   6.000% 10/01/10...................................                         1,590        1,591
   6.000% 10/01/11...................................                         1,710        1,711
   6.000% 10/01/12...................................                         1,830        1,831
Municipal Subdistrict Northern Colorado Water Conservancy
   District Revenue Series D 6.000% 12/01/15.........                         2,500        2,506
                                                                                         -------
                                                                                          16,271



Managed Municipals Fund CONTINUED
----------------------------------------------------------------------------------------------------
                                                                           Principal        Market
                                                                              Amount         Value
----------------------------------------------------------------------------------------------------


DELAWARE (0.8%)
Delaware E.D.A. Water Development Revenue Refunding
   (General Waterworks Corp.--Wilmington Suburban Water Corp.)
     6.450% 12/01/07 Series 1992 B...................                       $ 1,160      $ 1,284
     *6.800% 12/01/23 Series 1992 A..................                         3,500        3,675
                                                                                         -------
                                                                                           4,959

FLORIDA (1.7%)
Broward County Public Improvement Revenue Refunding G.O.
   Series 1986 12.500% 1/01/03.......................                         1,000        1,404
   12.500% 1/01/04...................................                         1,195        1,738
   12.500% 1/01/05...................................                         2,000        3,000
Florida G.O. (Jacksonville Transportation Authority Project)
   (Escrowed in U.S. Treasury Securities) 9.200% 1/01/15                      2,000        2,715
*Jacksonville Water and Sewer Development Revenue (Jacksonville
   Suburban Utilities-General Waterworks Corp.) 6.750% 6/01/22                1,500        1,593
*St. Lucie County Solid Waste Disposal Revenue (Florida Power and
   Light Co.) V.R.D.B. 5.000%........................                           100          100
                                                                                         -------
                                                                                          10,550

GEORGIA (12.0%)
Atlanta Airport Facility Revenue Series 1994 A (AMBAC Insured)
   6.500% 1/01/08....................................                         2,750        3,089
   6.500% 1/01/10....................................                         2,000        2,239
*Cartersville Development Authority Revenue
   Water & Wasteworks Facilities (Anheuser-Busch)
   7.375% 5/01/09....................................                         9,000       10,614
Columbia County School District G.O. (MBIA Insured)
   6.750% 4/01/09....................................                         1,900        2,178
   7.000% 4/01/10....................................                         2,125        2,482
   7.000% 4/01/11....................................                         2,370        2,776
Fulton County Water & Sewer Revenue Refunding (FGIC Insured)
   6.375% 1/01/14....................................                        13,700       15,188
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue
   Refunding Series P (AMBAC Insured) 6.250% 7/01/20.                         4,000        4,427
Municipal Electric Authority of Georgia Power Revenue Series V
   6.600% 1/01/18....................................                        21,100       23,631
Paulding County School District (MBIA Insured)
   6.000% 2/01/10....................................                         4,235        4,543
   6.000% 2/01/13....................................                         2,360        2,526
                                                                                         -------
                                                                                          73,693

HAWAII (1.1%)
*Hawaii Airports System Revenue Series II (MBIA Insured)
   6.900% 7/01/12....................................                         6,000        6,895

IDAHO (0.3%)
*Idaho Housing Agency Single Family Mortgage Revenue (FHA/VA
   Insured) 7.875% 7/01/24...........................                         1,635        1,701

ILLINOIS (8.4%)
Chicago Board of Education Refunding G.O. Lease Certificates
   School Reform Series A (MBIA Insured)
     6.250% 12/01/12.................................                         2,500        2,713
     6.000% 1/01/16..................................                         5,000        5,268
Chicago Gas Supply Revenue Series 1985 D (Peoples Gas Light &
   Coke Company) 7.500% 3/01/15......................                         4,500        4,884
Chicago Skyway Toll Bridge Revenue Series 1994 (Escrowed in U.S.
   Treasury Securities)(pre-refunded to 1/01/04) 6.750% 1/01/17               1,500        1,684



Managed Municipals Fund CONTINUED
----------------------------------------------------------------------------------------------------
                                                                           Principal        Market
                                                                              Amount         Value
----------------------------------------------------------------------------------------------------


ILLINOIS (CONTINUED)
Illinois Development Finance Authority
   **5.950% 1/01/09 (Catholic Charities Housing Development)                $ 1,450        $ 1,418
   7.600% 9/01/13 P.C.R. (Central Illinois Public Service)                    3,000        3,289
Illinois Housing Development Authority Series A (FHA Insured)
   7.800% 12/01/12...................................                           905          939
   8.000% 6/01/26....................................                         6,770        7,042
Illinois Sales Tax Revenue Refunding Series Q 6.000% 6/15/12                 10,000        10,565
Illinois Toll Highway Authority Priority Revenue Series A
   6.300% 1/01/11....................................                         7,500        8,186
Metropolitan Pier and Exposition Authority Dedicated Tax Revenue
   Series A (McCormick Place Project)(MBIA Insured)
     Zero Coupon (Effective Yield 6.020%) 6/15/12....                         5,000        2,090
     Zero Coupon (Effective Yield 6.020%) 12/15/12...                         8,300        3,373
                                                                                         -------
                                                                                          51,451

INDIANA (4.8%)
*Hammond Sewer & Solid Waste Disposal Revenue (American
   Maize Products Co.) 8.000% 12/01/24...............                         5,000        5,584
Indiana Transportation Finance Authority
   5.750% 6/01/12 (Highway Revenue Series A) (AMBAC Insured)                  3,000        3,102
   6.250% 11/01/16 (Airport Facilities Lease Revenue Series A)                6,950        7,421
*Indianapolis Airport Authority Revenue Special Facilities (United
   AirLines) 6.500% 11/15/31.........................                         5,000        5,072
Michigan City P.C.R. (Northern Indiana Public Service Company)
   5.700% 10/01/03...................................                         8,480        8,491
                                                                                         -------
                                                                                          29,670

IOWA (0.4%)
*Iowa Finance Authority Single Family Mortgage Revenue Series B
   (collateralized by Government & Federal National Mortgage
   Association Securities) 7.450% 7/01/23............                         1,100        1,149
Muscatine County P.C.R. (Monsanto Company Project)
   V.R.D.B. 4.200%...................................                         1,300        1,300
                                                                                         -------
                                                                                           2,449

KANSAS (0.5%)
Kansas Department of Transportation Highway Revenue (Escrowed
   in U.S. Treasury Securities)(pre-refunded to 3/01/02)
   6.500% 3/01/12....................................                         3,000        3,299

KENTUCKY (2.8%)
*Kentucky Housing Corp. Revenue Series C (FHA/VA Insured)
   8.100% 1/01/22....................................                         2,125        2,246
Kentucky Turnpike Authority Economic Development Revenue
   Refunding Series 1992 (Revitalization Project)(FGIC Insured)
   Zero Coupon (Effective Yield 6.600%) 1/01/10......                         7,500        3,703
Kentucky Turnpike Authority Revenue (Escrowed in U.S. Treasury
   Securities)(pre-refunded to 7/01/97) 13.125% 7/01/09                       2,425        2,536
*Trimble County P.C.R. Series A (Louisville Gas & Electric Co.)
   7.625% 11/01/20...................................                         6,670        7,367
   7.625% 11/01/20 (Escrowed in U.S. Treasury Securities)
     (pre-refunded to 11/01/00)......................                         1,330        1,494
                                                                                         -------
                                                                                          17,346

LOUISIANA (1.1%)
*Calcasieu Parish Environmental Industrial Development Board
   Revenue (Citgo Petroleum Corp. L.O.C. Banque Nationale
   de Paris) V.R.D.B. 5.100%.........................                           400          400


Managed Municipals Fund CONTINUED
----------------------------------------------------------------------------------------------------
                                                                           Principal        Market
                                                                              Amount         Value
-----------------------------------------------------------------------------------------------------


LOUISIANA (CONTINUED)
*De Soto Parish Environmental Improvement Revenue

   (International Paper Co.) Series A 7.700% 11/01/18                       $ 3,250      $ 3,696
New Orleans G.O. (AMBAC Insured) Zero Coupon (Effective Yield
   6.125%) 9/01/12...................................                         6,250        2,585
                                                                                         -------
                                                                                           6,681

MAINE (1.2%)
*Maine Educational Loan Marketing Corporation Student Loan
   Revenue Series 1994 B-1 6.500% 11/01/09...........                         3,000        3,101
*Maine Housing Authority Mortgage Revenue Series D-5
   7.550% 11/15/19...................................                         2,520        2,621
   7.550% 11/15/22...................................                         1,750        1,820
                                                                                         -------
                                                                                           7,542

MARYLAND (1.2%)
Washington Suburban Sanitation District Construction
   6.600% 6/01/16....................................                         2,795        3,044
   6.625% 6/01/17....................................                         1,660        1,810
   6.625% 6/01/19....................................                         2,320        2,530
                                                                                         -------
                                                                                           7,384

MASSACHUSETTS (7.2%)
Massachusetts Bay Transportation Authority Refunding
   7.000% 3/01/14 Series 1994 A......................                         3,150        3,713
   6.200% 3/01/16 Series 1992 B......................                         9,825       10,706
   7.000% 3/01/19 Series 1994 A......................                         2,500        2,981
Massachusetts College Building Authority Project Refunding Series A
   7.500% 5/01/11....................................                         1,500        1,841
   7.500% 5/01/14....................................                         3,500        4,329
Massachusetts Health & Educational Facilities Authority Revenue
   6.250% 7/01/12 (Massachusetts General Hospital Project)
   (AMBAC Insured)...................................                         5,750        6,276
   6.250% 12/01/22 (Dana Farber Cancer Institute)....                         6,500        6,685
   6.750% 7/01/24 (Brigham & Women's Hospital)(MBIA Insured)                  7,365        7,952
                                                                                         -------
                                                                                          44,483

MICHIGAN (1.3%)
Detroit Sewage Disposal Revenue 5.000% 11/01/95
   (MBIA Insured)....................................                         5,000        4,556
Michigan Hospital Finance Authority Providence Hospital Revenue
   Refunding (Daughters of Charity Health Systems Inc.)

   7.000% 11/01/21...................................                         3,000        3,244
                                                                                         -------
                                                                                           7,800

MINNESOTA (1.7%)
*Minneapolis St. Paul Housing Finance Board Single Family
   Mortgage Revenue (collateralized by Government National
   Mortgage Association Securities)
     7.250% 8/01/21..................................                         2,345        2,488
     7.300% 8/01/31..................................                         3,490        3,647
*Minnesota Housing Finance Agency Single Family Mortgage
   Series A 7.450% 7/01/22...........................                         3,990        4,226
                                                                                         -------
                                                                                          10,361

MISSISSIPPI (0.4%)
Biloxi Mortgage Revenue Refunding Series 1987 (Biloxi Regional
   Medical Center)(Escrowed in U.S. Treasury Securities)
   19.000% 8/15/98...................................                         2,000        2,436



Managed Municipals Fund CONTINUED
----------------------------------------------------------------------------------------------------
                                                                           Principal        Market
                                                                              Amount         Value
----------------------------------------------------------------------------------------------------


MISSOURI (0.3%)
Little Blue Valley Sewer District Revenue Refunding (AMBAC
   Insured)(Escrowed in U.S. Treasury Securities)(pre-refunded to
   10/01/98) 9.000% 10/01/07.........................                       $ 1,000      $ 1,083
Missouri Housing Community Development Single Family
   Mortgage Revenue 9.375% 4/01/16...................                            75           80
Springfield School District Refunding G.O. Series B (FGIC Insured)
   9.500% 3/01/07....................................                           600          812
                                                                                         -------
                                                                                           1,975

NEVADA (0.7%)
*Nevada Housing Division Single Family Mortgage (FHA/VA
   Insured) 7.750% 4/01/22...........................                         4,050        4,241

NEW JERSEY (0.9%)
New Jersey G.O. Series D 6.000% 2/15/11..............                         5,150        5,550

NEW MEXICO (0.2%)
Albuquerque I.D.R. (Motorola Inc.) 10.000% 6/01/13...                         1,000        1,032

NEW YORK (12.0%)
Erie County Water Authority Water Revenue Refunding Series 1992
   (AMBAC Insured) Zero Coupon (Effective Yield
   7.300%) 12/01/17..................................                           660          149
New York City G.O.
   5.750% 2/01/14 Series G...........................                         3,145        3,006
   8.750% 11/01/17 Series A (Escrowed in U.S. Treasury
     Securities)(pre-refunded to11/01/97)............                         1,000        1,056
   6.000% 2/15/25 Series D...........................                        12,980       12,619
New York State Environmental Facilities Corporation P.C.R. Water
   Revolving Fund--New York City Municipal Water
   5.750% 6/15/10....................................                        10,000       10,472
*New York City I.D.A. Special Facility Revenue Series 1994
   (Terminal One Group, Associate L.P. Project) 6.000 1/01/15                 8,340        8,329
New York City Municipal Water Finance Authority Water and Sewer
   Systems Revenue Series A 5.500% 6/15/24...........                         7,175        6,863
New York State Urban Development Corp. State Facilities
   Revenue Refunding
     5.600% 4/01/15..................................                         2,600        2,550
     5.700% 4/01/20..................................                        10,990       10,767
Triborough Bridge & Tunnel Authority
   6.625% 1/01/12 General Purpose Revenue Series X...                         8,715        9,956
   6.125% 1/01/21 General Purpose Revenue Series Y...                         6,890        7,470
   V.R.D.B. 4.000% (FGIC Insured)....................                           400          400
                                                                                         -------
                                                                                          73,637

NORTH CAROLINA (1.9%)
North Carolina Eastern Municipal Power Agency Power Systems
   Revenue
     6.500% 1/01/18 Series 1991 A (Escrowed in U.S.
       Treasury Securities)..........................                         4,315        4,913
     6.500% 1/01/18 Series 1991 A....................                         2,185        2,328
     8.000% 1/01/21 (Escrowed in U.S. Treasury Securities)
       (pre-refunded to 1/01/98).....................                           240          255
North Carolina Municipal Power Agency No.1 Catatwba Electric
   Revenue Refunding (AMBAC Insured) 6.000% 1/01/08..                         3,585        3,852
                                                                                         -------
                                                                                          11,348



Managed Municipals Fund CONTINUED
----------------------------------------------------------------------------------------------------
                                                                           Principal        Market
                                                                              Amount         Value
----------------------------------------------------------------------------------------------------


NORTH DAKOTA (0.3%)
Fargo Health System Revenue Series A (Meritcare Obligated Group)
   (MBIA Insured) 5.375% 6/01/27.....................                       $ 2,000       $ 1,901

OHIO (0.7%)
Franklin County Hospital Revenue Refunding and Improvement
   (Riverside Hospital)(Escrowed in U.S. Treasury Securities)
   (pre-refunded to 5/15/00) 7.600% 5/15/20..........                         3,900        4,372

OKLAHOMA (0.3%)
*Tulsa County Home Finance Authority Mortgage Revenue
   Series 1991 B (collateralized by Government National Mortgage
   Association Securities) 7.550% 5/01/23............                         1,825        1,929

PENNSYLVANIA (3.3%)
Allegheny County Sanitation Authority Sewer Revenue (FGIC
   Insured) Zero Coupon (Effective Yield 6.800%) 6/01/07                      2,370        1,401
*Dauphin County I.D.A. Water Development Revenue (Dauphin
   Consolidated Water Supply General Waterworks Corp.)
   6.900% 6/01/24....................................                         2,400        2,776
Montgomery County I.D.A. Retirement Community Revenue
   Series B (Adult Communities Total Services) 5.750% 11/15/17                3,500        3,388
Pennsylvania G.O. 6.250% 7/01/12.....................                        11,200       12,362
Schuykill County I.D.A. (Westwood Energy Properties L.P. L.O.C.
   Fuji Bank Ltd.) V.R.D.B. 5.100%...................                           100          100
                                                                                         -------
                                                                                          20,027

RHODE ISLAND (1.0%)
*Rhode Island Housing & Mortgage Finance Corporation
   7.550% 10/01/22...................................                         5,650        5,994

SOUTH CAROLINA (3.0%)
*Calhoun County Solid Waste Disposal Facilities Revenue
   (Eastman Kodak Co.)(Escrowed in U.S. Treasury Securities)
   6.750% 5/01/17....................................                         3,000        3,431
Greenville Hospital System Hospital Facilities Revenue Series B
   5.250% 5/01/23....................................                         5,000        4,618
*Richland County Solid Waste Disposal Facilities Revenue Series
   1991 B (Union Camp Corp.) 7.125% 9/01/21..........                         5,000        5,394
*South Carolina Housing Finance Agency Single Family Mortgage
   Revenue Series C 7.750% 7/01/22...................                         4,775        5,002
                                                                                         -------
                                                                                          18,445

SOUTH DAKOTA (2.7%)
Heartland Consumers Power District Electric Revenue Refunding
   (FSA Insured) 6.000% 1/01/17......................                         8,000        8,451
*South Dakota Student Loan Assistance Corp Student Loan Revenue
   Series B 7.450% 8/01/00...........................                         7,990        8,302
                                                                                         -------
                                                                                          16,753

TENNESSEE (2.5%)
Knox County Health, Educational and Housing Facilities Board
   Revenue (Baptist Health Systems of East Tennessee
   Obligated Group)(Connie Lee Insured) 5.500% 4/15/17                        5,000        4,839
*Tennessee Housing Development Agency (Homeownership Project)
   7.300% 7/01/11....................................                        10,000       10,361
                                                                                         -------
                                                                                          15,200



Managed Municipals Fund CONTINUED
----------------------------------------------------------------------------------------------------
                                                                           Principal        Market
                                                                              Amount         Value
----------------------------------------------------------------------------------------------------


TEXAS (5.2%)
Houston Water & Sewer Systems Revenue Refunding
   (AMBAC Insured)
     Zero Coupon (Effective Yield 6.800%) 12/01/08...                       $ 4,000      $ 2,129
     Zero Coupon (Effective Yield 6.8125%) 12/01/09..                         4,000        1,994
     Zero Coupon (Effective Yield 6.850%) 12/01/10...                         3,750        1,747
Texas G.O. Veteran's Welfare Fund (Escrowed in U.S. Treasury
   Securities) (pre-refunded to 12/01/99)
   8.300% 12/01/16...................................                        15,275       16,925
Texas Municipal Power Agency Revenue Refunding (AMBAC
   Insured) Zero Coupon (Effective Yield 6.900%) 9/01/08                      1,475          795
Texas T.R.A.N. Series 1996 Series 4.750% 8/29/97.....                         6,200        6,254
*Travis County Housing Finance Agency Single Family Mortgage
   (collateralized by Government National Mortgage Association
   Securities)(FGIC Insured) 8.000% 9/01/10..........                         1,190        1,254
                                                                                        --------
                                                                                          31,098

VERMONT (0.2%)
*Vermont Housing Finance Agency Single Family Mortgage
   Revenue Series A 8.150% 5/01/25...................                         1,095        1,155

VIRGINIA (0.4%)
Virginia Beach G.O. Refunding Series B 12.750% 7/15/01                        2,000        2,673

WASHINGTON (5.3%)
*Port of Longview Industrial Development Corporation Solid Waste
   Disposal Revenue (Weyerhaeuser Company) 6.875% 10/01/08                    8,250        9,261
Washington G.O. Series B 6.000% 6/01/13..............                         7,280        7,774
Washington Public Power Supply Systems Revenue Refunding
   Zero Coupon (Effective Yield 6.700%) 7/01/05 Series 1991 B
     (FGIC Insured) (Nuclear Project #3).............                         5,000        3,201
   Zero Coupon (Effective Yield 6.950%) 7/01/08 Series B
     (Nuclear Project #3)............................                         7,000        3,650
   6.300% 7/01/12 Series 1992 A (Nuclear Project #2).                         3,500        3,740
   6.500% 7/01/18 Series 1991 C (Nuclear Project #3).                         5,000        5,230
                                                                                        --------
                                                                                          32,856

WISCONSIN (1.4%)
Wisconsin G.O. Series G (Escrowed in U.S. Treasury Securities)
   (pre-refunded to 5/01/99) 6.750% 5/01/11..........                         5,000        5,324
Wisconsin Housing E.D.A. Revenue 7.750% 9/01/10......                         2,985        3,151
                                                                                        --------
                                                                                           8,475
----------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL SECURITIES (98.4%)
   (Amortized cost $561,471)......................................                       604,645
OTHER ASSETS, LESS LIABILITIES (1.6%).............................                        10,100
                                                                                        --------
TOTAL NET ASSETS (100.0%).........................................                      $614,745
                                                                                        ========
----------------------------------------------------------------------------------------------------

*These securities are subject to federal alternative minimum tax. At December 31, 1996, these securities represented 22.9 percent of net assets. **This security is subject to contractual or legal restrictions on its resale. At December 31, 1996, the value of this security represented 0.2 percent of net assets.

See accompanying notes to financial statements.


High-Yield Municipals Fund
---------------------------------------------------------------------------------------------------
Investments as of December 31, 1996
(Dollar Amounts In Thousands)
(Unaudited)

                                                                           Principal        Market
MUNICIPAL SECURITIES (98.4%)                                                  Amount         Value
----------------------------------------------------------------------------------------------------


ARIZONA (0.9%)
Arizona Health Facilities Hospital System Revenue Refunding
   (Phoenix Memorial Hospital) 8.125% 6/01/12........                       $ 2,500      $ 2,713

CALIFORNIA (2.3%)
Foothill/Eastern Transportation Corridor Agency Toll Road
   Revenue Sr. Lien Series 1995 A 6.500% 1/01/32.....                         2,000        2,086
Long Beach Aquarium of the Pacific Revenue Series 1995 A
   6.125% 7/01/23....................................                         5,000        4,850
                                                                                         -------
                                                                                           6,936

COLORADO (7.5%)
Adams County Single Family Mortgage Revenue Series B
   (Escrowed in U.S. Treasury Securities)
     11.250% 9/01/11 (pre-refunded to 9/01/09).......                           325          503
     11.250% 9/01/11 (pre-refunded to 9/01/10).......                           360          564
     11.250% 9/01/11.................................                           220          349
     11.250% 9/01/12.................................                         1,440        2,310
Arapahoe County Capital Improvement Trust Fund Highway
   Revenue 7.000% 8/31/26............................                         7,000        7,710
***Briargate Public Building Authority Landowner's Assessment
   Lien Revenue
     10.250% 12/15/00 Series 1985 A..................                           474          379
     9.500% 12/15/07 Series 1986 A...................                         1,747        1,398
Colorado Health Facilities Authority Revenue
   7.250% 4/01/11 (Birchwood Manor Apartments)(collateralized

     by Government National Mortgage Association Securities)                    690          725
   8.500% 2/15/21 Series B (PSL Health Systems)(Escrowed in
     U.S. Treasury Securities)(pre-refunded to 2/15/01)                       3,250        3,780
*Denver City and County Airport Revenue Series D
   7.750% 11/15/21...................................                         4,000        4,439
                                                                                         -------
                                                                                          22,157

FLORIDA (2.8%)
***Florida Housing Finance Agency Multi-Family Housing Revenue
   (Palm-Aire) 10.000% 1/01/20.......................                         2,835        1,842
Leesburg Capital Improvement Hospital Revenue Series 1991 A
   (Leesburg Regional Medical Center)(Escrowed in U.S. Treasury
   Securities) (pre-refunded to 7/01/01) 7.375% 7/01/11                         775          890
Orange County Health Facilities Authority First Mortgage Revenue
   (Orlando Lutheran Towers, Inc.) 8.625% 7/01/20....                         5,000        5,227
*St. Lucie County Solid Waste Disposal Revenue (Florida Light and
   Power Company) V.R.D.B. 5.00%.....................                           200          200
                                                                                         -------
                                                                                           8,159

GEORGIA (4.3%)
*Cartersville Development Authority Water and Wastewater Facilities
   Revenue (Anheuser Busch) 7.375% 5/01/09...........                         5,000        5,897
Municipal Electric Authority of Georgia Power Revenue
   6.600% 1/01/18....................................                         6,065        6,792
                                                                                         -------
                                                                                          12,689

IDAHO (1.1%)
*Idaho Housing Agency Single Family Mortgage Revenue Series B
   (FHA Insured) 7.500% 7/01/24......................                         3,110        3,244



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----------------------------------------------------------------------------------------------------
                                                                           Principal        Market
                                                                              Amount         Value
----------------------------------------------------------------------------------------------------


ILLINOIS (2.4%)

Chicago (Skyway Toll Bridge Revenue (Escrowed in U.S. Treasury
   Securities)(pre-refunded to 1/01/04) Series 1994
   6.750% 1/01/17....................................                       $ 1,500      $ 1,684
**Illinois Development Finance Authority (Catholic Charities
   Housing Development) 5.950% 1/01/09...............                         1,400        1,369
Illinois Health Facilities Authority Revenue Refunding
   8.125% 7/01/06 Series 1991 (United Medical Center)
     (Escrowed in U.S. Treasury Securities) (pre-refunded
     to 07/01/03)....................................                         2,595        2,895
   7.000% 2/15/22 Series 1992 (Edward Hospital Association)                     685          726
Illinois Housing Development Authority Multi-Family Housing
   Series C 7.400% 7/01/23...........................                           140          146
*Southwestern Illinois Development Authority Solid Waste Disposal
   Revenue (Shell Oil-Wood River Project)
     5.050% V.R.D.B. Series 1991.....................                           100          100
     5.050% V.R.D.B. Series 1992.....................                           100          100
*Southwestern Illinois Development Authority (Shell Oil Co.)
   (Wood River Project) 5.050% V.R.D.B. Series 1995..                           100          100
                                                                                         -------
                                                                                           7,120

INDIANA (11.8%)
*Hammond Sewer & Solid Waste Disposal Revenue (American
   Maize Products Co.) 8.000% 12/01/24...............                         4,000        4,467
Indiana Transportation Finance Authority Airport Facilities Lease
   Revenue Series A 6.250% 11/01/16..................                         4,500        4,805
*Indianapolis Airport Authority Revenue Special Facilities
   7.100% 1/15/17 (Federal Express Corp.)............                         5,000        5,406
   6.500% 11/15/31 (United Airlines).................                         7,000        7,102
Indianapolis Local Public Improvement Bond Bank Series 1991 C
   (Escrowed in U.S. Treasury Securities) 6.700% 1/01/17                      8,900        9,866
New Castle Economic Development Revenue (Raintree
   Square Project)
   8.650% 4/01/17 Series 1988 A (FHA Insured)........                         2,860        3,168
   ***Zero Coupon 3/01/18 Series 1988 B..............                        30,655           77
                                                                                         -------
                                                                                          34,891

IOWA (1.5%)
Iowa Housing Finance Authority Single Family Housing Revenue
   Zero Coupon (Effective Yield 10.262%) 9/01/16.....                        33,870        3,778
Muscatine County P.C.R. (Monsanto Company Project)
   V.R.D.B. 4.200%...................................                           700          700
                                                                                         -------
                                                                                           4,478

KANSAS (0.9%)
CSJ Health Systems of Wichita Revenue 7.000% 11/15/18                         2,000        2,122
Kansas City Industrial Revenue (PQ Corporation L.O.C. Credit
   Suisse Bank) V.R.D.B. 5.050%......................                           400          400
                                                                                         -------
                                                                                           2,522

LOUISIANA (1.9%)
*De Soto Parish Environmental Impact Revenue (International Paper
   Co.) Series A 7.700% 11/01/18.....................                         2,500        2,843
Louisiana Public Facilities Authority Hospital Revenue (Women's
   Hospital Foundation) 7.250% 10/01/22..............                         2,300        2,456
*St. Charles Parish P.C.R. Series 1993 (Shell Oil Co.) (Norco Project)
   V.R.D.B. 5.050%...................................                           200          200
                                                                                         -------
                                                                                           5,499


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----------------------------------------------------------------------------------------------------
                                                                           Principal        Market
                                                                              Amount         Value
----------------------------------------------------------------------------------------------------


MASSACHUSETTS (3.1%)
Massachusetts Bay Transportation Authority Refunding Series B
   6.200% 3/01/16....................................                       $ 5,825      $ 6,347
Massachusetts Health & Educational Facilities Authority Revenue
   (Dana Farber Cancer Institution) 6.250% 12/01/22..                         2,000        2,057
*Massachusetts Housing Finance Agency Series A 9.000% 12/01/18                  850          878
                                                                                         -------
                                                                                           9,282

MISSISSIPPI (4.0%)
Adams County Hospital Revenue (Jefferson Davis Memorial Hospital)
   (Escrowed in U.S. Treasury Securities)(pre-refunded to 10/01/01)
   7.900% 10/01/08...................................                           750          868
Claiborne County P.C.R. (Systems Energy)
   9.500% 12/01/13 Series A..........................                           750          826
   9.875% 12/01/14 Series C..........................                         1,000        1,107
   7.300% 5/01/25....................................                         2,000        2,098
Lowndes County Solid Waste Disposal & P.C.R. Refunding
   (Weyerhaeuser Company) 6.800% 4/01/22.............                         5,995        6,847
                                                                                         -------
                                                                                          11,746

MISSOURI (1.1%)
*St. Louis I.D.A. Revenue Refunding (Kiel Center Multipurpose Arena)
   7.875% 12/01/24...................................                         3,000        3,222

MONTANA (0.3%)
Montana Board of Housing Single Family Mortgage Revenue
   (FHA/VA Insured)
     7.300% 10/01/17 Series B-1......................                           450          473
     *7.500% 4/01/23 Series B-2......................                           495          520
                                                                                         -------
                                                                                             993

NEBRASKA (1.4%)
*Nebraska Higher Education Loan Program Junior Subordinated
   Series A-6 6.450% 6/01/18.........................                         4,000        4,156

NEVADA (0.8%)
Humboldt County P.C.R. (Idaho Power Company)
   8.300% 12/01/14...................................                         2,000        2,362

NEW JERSEY (2.5%)
New Jersey Economic Development Authority Revenue
   (Winchester Gardens) 8.625% 11/01/25..............                         5,000        5,130
New Jersey Health Care Facilities Financing Authority Revenue
   Refunding (Raritan Bay Medical Center) 7.250% 7/01/27                      2,200        2,304
                                                                                         -------
                                                                                           7,434

NEW MEXICO (1.7%)
Farmington P.C.R. Series A (Public Service Company of New
   Mexico)(San Juan Project) 6.300% 12/01/16.........                         5,000        5,016

NEW YORK (4.2%)
Erie County Water Authority Revenue Refunding (AMBAC Insured)
   Zero Coupon (Effective Yield 7.300%) 12/01/17.....                           660          149
New York City G.O.
   7.250% 8/15/07 Series 1996 B......................                         1,000        1,127
   5.750% 2/01/14 Series 1996 F......................                         5,720        5,467
*New York City I.D.A. Special Facility Revenue Series 1994
   (Terminal One Group Association L.P. Project) 6.000% 1/01/15               3,465        3,461



High-Yield Municipals Fund CONTINUED
----------------------------------------------------------------------------------------------------
                                                                           Principal        Market
                                                                              Amount         Value
----------------------------------------------------------------------------------------------------


NEW YORK (CONTINUED)
Triborough Bridge & Tunnel Authority General Purpose Revenue
   Series E 7.250% 1/01/10...........................                       $ 2,000      $ 2,263
                                                                                         -------
                                                                                          12,467

NORTH CAROLINA (1.9%)
North Carolina Eastern Municipal Power Agency Power Systems
   Revenue
     6.500% 1/01/18 Series 1991A.....................                         1,680        1,790
     6.500% 1/01/18 Series 1991 A (Escrowed in U.S. Treasury
       Securities)...................................                         3,320        3,780
                                                                                         -------
                                                                                           5,570

OHIO (2.2%)
*Greater Allen County Housing Development Corp. Revenue First
   Lien (Steiner-McBride Apartments Project) 10.250% 9/01/03                  1,385        1,395
*Ohio Water Development Facilities Authority P.C.R. (Cleveland
   Electric Illuminating Company) Mandatory Put
   11/01/97 9.750%...................................                         5,060        5,215
                                                                                         -------
                                                                                           6,610

OREGON (0.6%)
Port Morrow Revenue Series A (Portland General Electric Company
   L.O.C. Industrial Bank of Japan, Ltd.) V.R.D.B. 5.000%                       200          200
*Port St. Helens Company P.C.R. Series A (Portland General Electric
   Company Project L.O.C. Swiss Bank) V.R.D.B. 5.000%                         1,700        1,700
                                                                                         -------
                                                                                           1,900

PENNSYLVANIA (13.6%)
Allentown Area Hospital Authority Revenue (Sacred Heart Hospital
   of Allentown) 7.500% 7/01/06......................                         3,460        3,703
Beaver County I.D.A. P.C.R. Revenue Refunding (Toledo Edison
   Company) 7.625% 5/01/20...........................                         4,900        5,288
*Dauphin County I.D.A. Revenue Series A (Dauphin Consolidated
   Water Supply General Waterworks Corp.) 6.900% 6/01/24                      2,700        3,123
Delaware County Hospital Authority Revenue Series A (Mercy
   Catholic Medical Center)(Escrowed in U.S. Treasury Securities)
   (pre-refunded to 11/01/97) 7.375% 11/01/12........                         1,100        1,155
Delaware County Authority Revenue Health Facilities (Mercy Health
   Corp of Southeastern Pennsylvania Project) 6.000% 12/15/26                 4,000        3,908
Montgomery County Higher Education & Health Authority
   Hospital Revenue (Jeanes Health Systems)(Escrowed in U.S.
   Treasury Securities)(pre-refunded to 7/01/00) 8.750% 7/01/20               3,200        3,695
Montgomery County I.D.A. Retirement Community Revenue
   Refunding Series A (Adult Communities Total Services)
   5.875% 11/15/22...................................                         1,250        1,214
*Pennsylvania Economic Development Financing Authority Recycling
   Revenue Series 1995 A (Ponderosa Fibres Project)
   9.250% 1/01/22....................................                         6,000        5,438
*Pennsylvania Economic Development Financing Authority Resource
   Recovery Revenue Refunding (Northhampton)
     6.750% 1/01/07 Series 1995 B....................                         3,000        3,071
     6.600% 1/01/19 Series A.........................                         2,000        1,974
Philadelphia Municipal Lease Revenue Refunding Series 1993 D
   6.250% 7/15/13....................................                         2,500        2,533
Philadelphia Water & Sewer Revenue Tenth Series (Escrowed in U.S.
   Treasury Securities) 7.350% 9/01/04...............                         4,125        4,687
Schuylkill County I.D.A. (Westwood Energy Properties L.P. L.O.C.
   Fuji Bank Ltd.) V.R.D.B. 5.100%...................                           400          400
                                                                                         -------
                                                                                          40,189



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----------------------------------------------------------------------------------------------------
                                                                           Principal        Market
                                                                              Amount         Value
-----------------------------------------------------------------------------------------------------


PUERTO RICO (1.9%)
Puerto Rico Highway & Transportation Authority Highway
   Revenue Refunding
     6.625% 7/01/12 Series V.........................                       $ 2,000      $ 2,151
     6.625% 7/01/18 Series T (Escrowed in U.S. Treasury Securities)
       (pre-refunded to 7/01/02).....................                         3,200        3,573
                                                                                         -------
                                                                                           5,724

SOUTH DAKOTA (0.9%)
*South Dakota Student Loan Assistance Corp. Student Loan Revenue
   Series B 7.450% 8/01/00...........................                         2,700        2,806

TENNESSEE (1.0%)
Knox County Health, Educational and Housing Facilities Revenue (Baptist Health
   Systems of East Tennessee)(Escrowed in U.S.
   Treasury Securities)(pre-refunded to 4/15/99) 8.600% 4/15/16               2,005        2,228
Metropolitan Government Nashville & Davidson County Health &
   Educational Facilities Board Revenue (Richland Place Inc. Project
   L.O.C. Societe Generale) V.R.D.B. 4.150%..........                           700          700
                                                                                         -------
                                                                                           2,928

TEXAS (9.1%)
*Alliance Airport Authority Special Facilities Revenue Series 1991
   (American Airlines) 7.000% 12/01/11...............                         4,000        4,443
*Bexar County Housing Financing Corp. Revenue Series B
   (collateralized by Government National Mortgage Association
   Securities) 9.250% 4/01/16........................                           420          436
*Gulf Coast Waste Disposal Authority Refunding (Amoco Oil Co.
   Project) V.R.D.B. 5.050%
     Series 1994.....................................                           300          300
     Series 1995.....................................                           100          100
     Series 1996.....................................                           200          200
Harris County Housing Finance Corp. Single Family Housing
   Revenue Series 1983 9.625% 3/15/03................                           260          260
Montgomery County Health Facilities Development Corp. Hospital
   Mortgage Revenue Refunding (Woodlands Medical Center)
   8.850% 8/15/14....................................                         2,460        2,639
North Central Health Facilities Development Corporation Hospital
   Revenue (Tri-City Health Center) 9.500% 5/01/21...                         8,300        6,225
*Port Bay City Authority Revenue (Hoechst Celanese Corp.)
   6.500% 5/01/26....................................                         3,000        3,144
Port Corpus Christi Industrial Development Corporation Revenue
   Series A (Valero Refining & Marketing) 10.250% 6/01/17                     4,280        4,505
*Port Corpus Christi Industrial Development Corporation Sewer and
   Solid Waste (Citgo Petroleum Corporation Project L.O.C. Banque
   National de Paris) V.R.D.B. 5.100%................                           300          300
*San Antonio Airport Lease Revenue (Hedrick Beechcraft Project)
   (Raytheon Company) V.R.D.B. 4.300%................                           100          100
*Texas Housing Agency Residential Mortgage Revenue Series D
   8.400% 1/01/21....................................                           305          318
Texas State T.R.A.N. 4.750% 8/29/97 1996 Series......                         4,000        4,035
                                                                                         -------
                                                                                          27,005

UTAH (0.5%)
*Utah Housing Finance Agency Single Family Mortgage
   7.750% 1/01/23 Series B-2 (FHA Insured)...........                           530          560
   7.550% 7/01/23 Series C-3 (FHA/VA Insured)........                           780          821
                                                                                         -------
                                                                                           1,381



High-Yield Municipals Fund CONTINUED
----------------------------------------------------------------------------------------------------
                                                                           Principal        Market
                                                                              Amount         Value
-----------------------------------------------------------------------------------------------------


VIRGINIA (2.4%)
*Pittsylvania County I.D.A. Revenue Series A
   (Multitrade of Pittsylvania County L.P.)
     7.450% 1/01/09..................................                       $ 3,500      $ 3,657
     7.550% 1/01/19..................................                         3,100        3,238
Peninsula Ports Authority Coal Terminal Revenue Refunding Series D
   (Dominion Terminal Project L.O.C. Barclays Bank N.Y.)
   V.R.D.B. 4.950%...................................                           200          200
                                                                                        --------
                                                                                           7,095

WASHINGTON (6.2%)
Quincy Water and Sewer Revenue Series I (Escrowed in U.S.
   Treasury Securities)(pre-refunded to 11/01/00)
   9.250% 11/01/10...................................                         2,565        2,925
Washington G.O. Series B 6.400% 6/01/17..............                         5,000        5,561
Washington Health Care Facilities Authority Revenue (Sacred Heart
   Medical Center, Spokane) 6.875% 2/15/12...........                         1,500        1,619
*Washington Housing Finance Commission Single Family Mortgage
   Revenue Series C (collateralized by Government and Federal
   National Mortgage Association Securities)
     Zero Coupon (Effective Yield 7.750%) 1/01/22....                         1,720          273
     Zero Coupon (Effective Yield 7.750%) 7/01/22....                         1,905          292
     Zero Coupon (Effective Yield 7.750%) 1/01/23....                         1,905          281
     Zero Coupon (Effective Yield 7.750%) 7/01/23....                         1,910          272
     Zero Coupon (Effective Yield 7.750%) 1/01/24....                         1,920          263
     Zero Coupon (Effective Yield 7.750%) 7/01/24....                         1,910          252
Washington Public Power Supply Systems Revenue (Nuclear Project #2)
   Zero Coupon (Effective Yield 6.888%) 7/01/07......                         6,945        3,871
   6.300% 7/01/12 Series 1992 A......................                         2,500        2,671
                                                                                        --------
                                                                                          18,280

WISCONSIN (1.0%)
*Wisconsin Housing and Economic Development Authority Revenue
   7.850% 3/01/24....................................                         2,950        3,094

WYOMING (0.6%)
Wyoming Community Development Authority Single Family
   Mortgage Revenue Series A (FHA Insured) 7.375% 6/01/17                     1,730        1,819
---------------------------------------------------------------------------------------------------

TOTAL MUNICIPAL SECURITIES (98.4%)
   (Amortized cost $279,415)......................................                       291,487
OTHER ASSETS, LESS LIABILITIES (1.6%).............................                         4,687
                                                                                        --------
TOTAL NET ASSETS (100.0%).........................................                      $296,174
                                                                                        ========
---------------------------------------------------------------------------------------------------

*These securities are subject to the federal alternative minimum tax. At December 31, 1996, these securities represented 31.5 percent of net assets. **This security is subject to contractual or legal restrictions on its resale. At December 31, 1996, the value of this security represented 0.5 percent of net assets.
***Non-income producing securities.

See accompanying notes to financial statements.


                       This page intentionally left blank.


Balance Sheets
-----------------------------------------------------------------------------------------------------------------------------------
December 31, 1996
(All Amounts in Thousands, except Per-Share Amounts)
(Unaudited)

                                                                     Municipal
                                                                         Money     Intermediate           Managed        High-Yield
                                                                        Market       Municipals        Municipals        Municipals
                                                                          Fund             Fund              Fund              Fund
                                                                   -----------      -----------       -----------       -----------


Assets

Investments, at market value                                             $ --         $199,126          $604,645         $291,487
Investment in SR&F Municipal Money Market Portfolio, at value         120,571               --                --               --
Receivable for investments sold                                            --               30               370              435
Receivable for fund shares sold                                         1,730               16               212              111
Accrued interest receivable                                                --            3,552            11,345            5,700
Cash and other assets                                                      59              171               604              294
                                                                     ---------        ---------         ---------         ---------
     Total Assets                                                    $122,360         $202,895          $617,176          $298,027
                                                                      ========         ========          ========          ========
Liabilities

Payable for fund shares redeemed                                       $  812           $   99            $  237            $   99
Dividends payable                                                          85              594             1,811             1,317
Payable to investment adviser and transfer agent                           18              103               329               181
Other liabilities                                                          20              389                54               256
                                                                     ---------        ---------         ---------         ---------
     Total Liabilities                                                    935            1,185             2,431             1,853
                                                                     ---------        ---------         ---------         ---------
Capital

Paid-in capital                                                       121,432          192,079           574,625           292,890
Net unrealized appreciation of investments                                 --            9,612            43,174            12,072
Accumulated net realized gains (losses) on investments                     (7)              19            (3,054)           (8,788)
                                                                     ---------        ---------         ---------         ---------
     Total Capital (Net Assets)                                       121,425          201,710           614,745           296,174
                                                                     ---------        ---------         ---------         ---------
     Total Liabilities and Capital                                   $122,360         $202,895          $617,176          $298,027
                                                                      ========         ========          ========          ========
Shares Outstanding (Unlimited Number Authorized)                      121,358           17,760            67,815            25,507
                                                                      ========         ========          ========          ========
Net Asset Value (Capital) Per Share                                    $ 1.00          $ 11.36            $ 9.07           $ 11.61
                                                                      ========         ========          ========          ========

See accompanying notes to financial statements.



Statements of Operations
-----------------------------------------------------------------------------------------------------------------------------------
For The Six Months Ended
December 31, 1996
(All Amounts In Thousands)
(Unaudited)

                                                                          Municipal
                                                                              Money     Intermediate        Managed     High-Yield
                                                                             Market       Municipals     Municipals     Municipals
                                                                               Fund             Fund           Fund           Fund
                                                                        -----------      -----------    -----------    -----------


Investment Income

Tax-exempt interest                                                           $ --            $5,625        $18,508        $10,290
Tax-exempt interest income allocated from SR&F
  Municipal Money Market Portfolio                                            2,192               --             --             --
                                                                            -------          -------       --------       --------
     Total Investment Income                                                  2,192            5,625         18,508         10,290

Expenses

Management fees                                                                 --               447          1,268            621
Expenses allocated from SR&F Municipal Money Market Portfolio                   187               --             --             --
Administrative fees                                                             151              139            342            182
Transfer agent fees                                                              91              143            430            204
Printing and postage                                                             31               21             60             36
Legal and audit fees                                                              9               12             11             32
Accounting fees                                                                  13               14             20             16
Trustees' fees                                                                   10               12             18             15
Custodian fees                                                                    6               10             23              8
Other                                                                            36               46              4              4
                                                                            -------          -------       --------       --------
                                                                                534              844          2,176          1,118
Reimbursement of expenses by investment adviser                                (110)            (129)            --             --
                                                                            -------          -------       --------       --------
     Total Expenses                                                             424              715          2,176          1,118
                                                                            -------          -------       --------       --------
     Net Investment Income                                                    1,768            4,910         16,332          9,172
                                                                            -------          -------       --------       --------
Realized and Unrealized Gains (Losses) on Investments

Net realized gains (losses) on investments                                      --               599          1,030         (3,958)
Net change in unrealized appreciation or depreciation on investments            --             2,996         13,444          9,191
                                                                            -------          -------       --------       --------
     Net Gains on Investments                                                   --             3,595         14,474          5,233
                                                                            -------          -------       --------       --------
Net Increase in Net Assets Resulting from Operations                        $1,768            $8,505        $30,806        $14,405
                                                                            =======          =======       ========       ========

See accompanying notes to financial statements.



Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
(All Amounts In Thousands)
(Unaudited)
                                                                               Municipal Money                  Intermediate
                                                                                 Market Fund                   Municipals Fund

                                                                              Year      Six Months           Year        Six Months
                                                                             Ended            Ended         Ended             Ended
                                                                          June 30,         Dec. 31,      June 30,          Dec. 31,
                                                                              1996             1996          1996              1996
                                                                        ----------------------------   -----------------------------


Operations

Net investment income                                                     $ 4,147          $ 1,768      $ 10,327           $ 4,910
Net realized gains (losses) on investments                                     (5)              --         1,659               599
Net change in unrealized appreciation or depreciation of investments            --              --          (459)            2,996
                                                                        ----------       ----------    ----------         ---------
     Net Increase in Net Assets Resulting from Operations                   4,142            1,768        11,527             8,505
                                                                        ----------        ---------    ----------         ---------
Distributions To Shareholders

Dividends from net investment income                                       (4,147)          (1,768)      (10,327)           (4,910)
Dividends from net capital gains                                               --               --            --            (1,147)
                                                                        ----------       ----------    ----------         ---------
     Total Distributions to Shareholders                                   (4,147)          (1,768)      (10,327)           (6,057)
                                                                        ----------        ---------    ----------         ---------
Share Transactions

Subscriptions to fund shares                                              178,387           83,163        37,532            15,215
Investment income dividends reinvested                                      3,663            1,472         6,377             2,770
Capital gains distributions reinvested                                         --               --            --               768
Redemptions of fund shares                                               (208,317)         (83,642)      (52,872)          (24,217)
                                                                        ----------       ----------    ----------         ---------
     Net Increase (Decrease) from Share Transactions                      (26,267)             993        (8,963)           (5,464)
                                                                        ----------       ----------    ----------         ---------
     Net Increase (Decrease) in Net Assets                                (26,272)             993        (7,763)           (3,016)

Total Net Assets
Beginning of Period                                                       146,704          120,432       212,489           204,726
                                                                        ----------       ----------    ----------         ---------
End of Period                                                            $120,432         $121,425      $204,726          $201,710
                                                                       ===========    =============  ============        ==========
Analyses of Changes in Shares of Beneficial Interest

Subscriptions to fund shares                                              178,387           83,163         3,308             1,345
Investment income dividends reinvested                                      3,663            1,472           562               244
Capital gains distributions reinvested                                        --               --            --                 68
                                                                        ----------       ----------    ----------         ---------
                                                                          182,050           84,635         3,870             1,657
Redemptions of fund shares                                               (208,317)         (83,642)       (4,662)           (2,140)
                                                                        ----------       ----------    ----------         ---------
Net increase (decrease) in fund shares                                    (26,267)             993          (792)             (483)
Shares outstanding at beginning of period                                 146,632          120,365        19,035            18,243
                                                                        ----------       ----------    ----------         ---------
Shares outstanding at end of period                                       120,365          121,358        18,243            17,760
                                                                        ==========       ==========    ==========         =========

See accompanying notes to financial statements.


Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
(All Amounts In Thousands)
(Unaudited)

                                                                                    Managed                         High-Yield
                                                                               Municipals Fund                   Municipals Fund

                                                                                Year      Six Months            Year    Six Months
                                                                               Ended            Ended          Ended         Ended
                                                                            June 30,         Dec. 31,       June 30,      Dec. 31,
                                                                                1996             1996           1996          1996
                                                                        -------------------------------   -------------------------


Operations

Net investment income                                                      $ 33,699         $ 16,332       $ 16,389        $ 9,172
Net realized gains (losses) on investments                                    3,828            1,030            180         (3,958)
Net change in unrealized appreciation or depreciation of investments            864           13,444          2,229          9,191
                                                                          ----------       ----------     ----------      ---------
     Net Increase in Net Assets Resulting from Operations                    38,391           30,806         18,798         14,405
                                                                          ----------        ---------     ----------      ---------
Distributions To Shareholders
Dividends from net investment income                                        (33,699)         (16,332)       (16,389)        (9,172)
                                                                          ----------        ---------     ----------      ---------
Share Transactions

Subscriptions to fund shares                                                 43,018           25,053         48,888         23,550
Investment income dividends reinvested                                       18,841            8,913          9,372          4,709
Redemptions of fund shares                                                  (89,922)         (40,054)       (58,868)       (20,274)
                                                                          ----------       ----------     ----------      ---------
     Net Increase (Decrease) from Share Transactions                        (28,063)          (6,088)          (608)         7,985
                                                                          ----------       ----------     ----------      ---------
     Net Increase (Decrease) in Net Assets                                  (23,371)           8,386          1,801         13,218

Total Net Assets
Beginning of Period                                                         629,730          606,359        281,155        282,956
                                                                          ----------       ----------     ----------      ---------
End of Period                                                              $606,359         $614,745       $282,956       $296,174
                                                                          ==========       ==========     ==========      =========
Analyses of Changes in Shares of Beneficial Interest

Subscriptions to fund shares                                                  4,798            2,787          4,256          2,049
Investment income dividends reinvested                                        2,106              993            814            409
                                                                          ----------       ----------     ----------      ---------
                                                                              6,904            3,780          5,070          2,458
Redemptions of fund shares                                                  (10,050)          (4,472)        (5,111)        (1,765)
                                                                          ----------       ----------     ----------      ---------
Net increase (decrease) in fund shares                                       (3,146)            (692)           (41)           693
Shares outstanding at beginning of period                                    71,653           68,507         24,855         24,814
                                                                          ----------       ----------     ----------      ---------
Shares outstanding at end of period                                          68,507           67,815         24,814         25,507
                                                                          ==========       ==========     ==========      =========

See accompanying notes to financial statements.


SR&F Municipal Money Market Portfolio
-------------------------------------------------------------------------------
Balance Sheet
(All Amounts In Thousands)
(Unaudited)

                                                                          DEC. 31,
                                                                              1996
                                                                        ----------


ASSETS

Investments, at market value....................................          $144,121
Accrued interest receivable.....................................               997
                                                                         ---------
   Total Assets.................................................          $145,118
                                                                         =========
LIABILITIES

Payable for investments purchased...............................          $  4,051
Payable to investment adviser...................................                33
Other liabilities...............................................                 2
                                                                         ---------
   Total Liabilities............................................             4,086
                                                                         ---------
Net Assets applicable to investors' beneficial interest.........          $141,032
                                                                         =========
See accompanying notes to financial statements.


-------------------------------------------------------------------------------
Statement of Operations
(All Amounts In Thousands)
(Unaudited)

                                                                    SIX MONTHS
                                                                         ENDED
                                                                       DEC. 31,
                                                                           1996
                                                                    ----------


INVESTMENT INCOME

Tax-exempt interest income......................................        $2,561
                                                                       -------

EXPENSES

Management fees.................................................           177
Audit and legal fees............................................             5
Accounting fees.................................................            14
Trustees' fees..................................................             8
Custodian fees..................................................             7
Other...........................................................             8
                                                                       -------
   Total Expenses...............................................           219
                                                                       -------
Net Investment Income...........................................        $2,342
                                                                        ======
See accompanying notes to financial statements.


SR&F Municipal Money Market Portfolio
-------------------------------------------------------------------------------
Statement of Changes in Net Assets
(All Amounts In Thousands)
(Unaudited)

                                                                 ERIOD        SIX MONTHS
                                                                 ENDED             ENDED
                                                               JUNE 30,          DEC. 31,
                                                                     (A)             1996
                                                           -----------------------------------


OPERATIONS

Net investment income............................               $  4,054         $  2,342
                                                                --------          --------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS

Contributions....................................                241,616           59,224
Withdrawals......................................               (102,742)         (63,462)
                                                                ---------        --------
   Net Increase (Decrease) from Share Transactions               138,874           (4,238)
                                                                ---------        --------
   Net Increase (Decrease) in Net Assets.........                142,928           (1,896)

TOTAL NET ASSETS

Beginning of Period..............................                 --             $142,928
                                                                --------        ----------
End of Period....................................               $142,928         $141,032
                                                                ========        ==========

(a) The portfolio commenced operations September 28, 1995.

See accompanying notes to financial statements.


Notes To Financial Statements
------------------------------------------------------------------------------

Note 1. Organization of the SR&F Municipal Money Market Portfolio

The SR&F Municipal Money Market Portfolio (the "Portfolio") is a separate series of the SR&F Base Trust, a Massachusetts common trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. The Portfolio allocates net asset value, income and expenses based on respective percentage ownership of each investor on a daily basis. At December 31, 1996, Stein Roe Municipal Money Market Fund and Colonial Municipal Money Market Fund owned 85.5 percent and 14.5 percent, respectively.

Note 2. Significant Accounting Policies

The following are the significant accounting policies of Stein Roe Municipal Money Market Fund, Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund and Stein Roe High-Yield Municipals Fund (the "Funds"), each a series of the Stein Roe Municipal Trust (a Massachusetts business trust), and SR&F Municipal Money Market Portfolio (the "Portfolio"), a series of the SR&F Base Trust (a Massachusetts business trust). The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuations

All securities are valued as of December 31, 1996. Municipal securities are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of bid valuations provided by a pricing service, except for the Portfolio. Municipal securities of the Portfolio are valued at amortized cost, which approxi mates market value. This method involves valuing an instrument at cost on the purchase date and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument and does not take into account unrealized securities gains or losses. In the event that a deviation of .50 of 1 percent or more exists between Stein Roe Municipal Money Market Fund's $1.00 per share net asset value, calculated at amor tized cost, and the net asset value calculated by reference to market quotations, the Board of Trustees would consider what action, if any, should be taken. Other securities and assets are valued by a method that the Board of Trustees believes represents a fair value.

Futures Contracts

The Funds may enter into futures contracts to either hedge against expected declines of their portfolio securities or as a temporary substi tute for the purchase of individual bonds. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time a fund seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged.

   Upon entering into a futures contract, a fund deposits with its custodian cash or securities in an amount sufficient to meet the initial margin requirements. Subsequent payments are made or received by a fund equal to the daily change in the contract value and are recorded as unrealized gains or losses. A fund recognizes a realized gain or loss when the contract is closed or expires. None of the Funds entered into futures contracts during the period ended December 31, 1996.

Federal Income Taxes

No provision is made for federal income taxes since the Funds elect to be taxed as "regulated investment companies" and each make such distribu tions to their shareholders as to be relieved of all federal income taxes under provisions of current federal tax law. All dividends paid from net investment income by the Funds constitute tax-exempt interest that is not taxable for federal income tax purposes; however, a portion of the dividends paid may be includable in the alternative minimum tax calculation.

   The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At June 30, 1996, the Funds had capital loss carryforwards as follows:


                                   Year of
Fund                Amount         Expiration


Managed
  Municipals        $2,457         2003-2004

High-Yield
  Municipals         3,458         2003-2004


Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Capital gains distributions, if any, are distributed annually. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings that result in temporary overdistri butions are classified as distributions in excess of net investment income or net realized gains, and any perma nent differences are reclassified to paid-in capital. None of the Funds had distri butions in excess of net investment income or net realized gains for the six months ended December 31, 1996.

Other Information

Realized gains or losses from sales of securities are determined on the specific identified cost basis. Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. These securities are subject to market fluctuation during this period. None of the Funds had when-issued or delayed delivery purchase commitments as of December 31, 1996. Municipal Money Market Fund attempts to maintain its net asset value per share at $1.00, which it believes will be possible under most conditions. Original issue discounts and premiums on municipal securities of Intermediate Municipals Fund, Managed Municipals Fund and High-Yield Municipals Fund are accreted or amortized. A maturity date is not shown for municipal securities bearing variable or floating interest rates that are adjusted periodically to minimize fluctuations in the value of such securities. All amounts, except per-share amounts, are shown in thousands.

Note 3. Portfolio Composition

The Funds and the Portfolio invest in municipal securities including, but not limited to, general obligation bonds, revenue bonds and escrowed bonds (which are bonds that have been refinanced, the proceeds of which have been invested in U.S. government or agency obligations and set aside to pay off the original issue at the first call date or maturity). See Fund Highlights for each Fund's and the Portfolio's security type breakdowns. The Funds' and the Portfolio's investments include certain municipal securities that are insured by private insurers who guarantee the payment of principal and interest in the event of default. At December 31, 1996, invest ments in these securities for

Intermediate Municipals Fund, High-Yield Municipals Fund and Managed Municipals Fund repre sented 50.0 percent, 3.7 percent and 23.4 percent of holdings, respectively. SR&F Municipal Money Market Portfolio's investments include certain short-term securities that are backed by bank letters of credit used to provide liquidity to the issuer and/or additional security in the event of default by the issuer. At December 31, 1996, 51.0 percent of the Portfolio was backed by bank letters of credit. See each Fund's or the Portfolio's schedule of investments for addi tional information on portfolio composition and Fund Highlights for each Fund's portfolio quality (unaudited). Stein Roe Municipal Money Market Fund invests all of its investable assets in the Portfolio.

Note 4. Trustees' Fees and Transactions with Affiliates

The Funds and the Portfolio pay monthly management fees, computed and accrued daily, to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager. The management fee for SR&F Municipal Money Market Portfolio is computed at an annual rate of .25 of 1 percent of average daily net assets, and the administrative fee for the Fund is computed at an annual rate of .25 of 1 percent of average daily net assets up to $500 million, .20 of 1 percent of average daily net assets for the next $500 million and .15 of 1 percent thereafter. The management fee for Intermediate Municipals Fund and High-Yield Municipals Fund is .45 of 1 percent of the first $100 million of average daily net assets, .425 of 1 percent of the next $100 million and .40 of 1 percent thereafter. The management fee for Managed Municipals Fund is .45 of 1 percent of the first $100 million of average daily net assets, .425 of 1 percent of the next $100 million, .40 of 1 percent of the next $800 million and .375 of 1 percent thereafter.

   The Funds pay monthly adminis tra tive fees to the Adviser. Intermediate Municipals Fund and High-Yield Municipals Fund administrative fee is .15 of 1 percent of the first $100 million of average daily net assets, .125 of 1 percent of the next $100 million and .10 of 1 percent thereafter. The administrative fee for Managed Municipals Fund is .15 of 1 percent of the first $100 million of average daily net assets, .125 of 1 percent of the next

$100 million, .10 of 1 percent of the next $800 million and .075 of 1 percent thereafter.

   The administrative agreements of Municipal Money Market Fund Intermediate Municipals Fund, Managed Municipals Fund, and High-Yield Municipals Fund provide that the Adviser will reimburse each of the Funds to the extent that their annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Funds' shares are offered for sale. In addition, the Adviser has agreed to reimburse Municipal Money Market Fund and Intermediate Municipals Fund for expenses in excess of .70 of 1 percent of average daily net assets. These expense limitations expire October 31, 1997, subject to earlier termination by the Adviser on 30 days' notice.

   The transfer agent fees of the Funds are paid to SteinRoe Services, Inc.
(SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Colonial Investors Service Center, Inc., an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as sub-transfer agent for the Funds.

   The Adviser also provides certain accounting services. For the six months ended December 31, 1996, Municipal Money Market Fund, Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Fund and the Portfolio incurred charges of $13, $14, $20, $16 and $14, respectively, for these services.

   Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for Municipal Money Market Fund, Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Fund and the Portfolio for the six months ended December 31, 1996, was $10, $12, $18, $15 and $8, respectively. No remunera tion was paid to any other trustee or officer of the Trust.

Note 5. Short-Term Debt

To facilitate portfolio liquidity, the Funds and the Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. There were no borrowings for any of the Funds or the Portfolio during the six months ended December 31, 1996.

Note 6. Investment Transactions
The aggregate cost of purchases and proceeds from sales or maturities of securities, excluding short-term obligations, for the six months ended December 31, 1996, were as follows:


FUND                                                    Purchases          Sales
                                                        ---------      ---------


Intermediate Municipals Fund...........................   $52,623        $56,002
Managed Municipals Fund................................    55,576         61,245
High-Yield Municipals Fund.............................    22,048         15,549


   At December 31, 1996, the cost of investments for financial reporting purposes and for federal income tax purposes were equal. Unrealized appreciation and depreciation of investments on a tax basis were as follows:


                                                                                         Net
                                                  Appreciation   Depreciation   Appreciation
                                                  ---------      ---------      ------------


Intermediate Municipals Fund...........           $ 9,615        $    3            $ 9,612
Managed Municipals Fund................            43,362           188             43,174
High-Yield Municipals Fund.............            18,488         5,786             12,702


Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                                 Six
                                                                    Year      Months
                                                                  Ended        Ended
                                                                Dec, 31,    June 30,     Years Ended June 30,
                                                                    1987        1988        1989        1990        1991       1992
                                                               ---------   ---------   ---------   ---------   ---------  ---------


Net Asset Value, Beginning of Period                             $ 1.000    $ 1.000      $ 1.000     $ 1.000     $ 1.000    $ 1.000
                                                               ---------   ---------   ---------   ---------   ---------  ---------
     Net investment income                                          .040        .021        .056        .054        .046       .032
     Distributions from net investment income                     (.040)      (.021)      (.056)      (.054)      (.046)     (.032)
                                                               ---------   ---------   ---------   ---------   ---------  ---------
Net Asset Value, End of Period                                   $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000    $ 1.000
                                                               =========   =========   =========   =========   =========  =========
Ratio of net expenses to average net assets (a)                    0.69%      0.67%*       0.67%       0.67%       0.68%      0.70%
Ratio of net investment income to average net assets (b)           4.08%      4.25%*       5.57%       5.40%       4.66%      3.19%
Total return (b)                                                   4.11%      4.29%*       5.74%       5.52%       4.74%      3.25%
Net assets, end of period (000s)                                $306,971    $294,116    $254,261    $255,953    $237,403   $199,037


                                                                                                                        Six
                                                                                                                     Months
                                                                                                                      Ended
                                                                         Years Ended June 30,                      Dec. 31,
                                                                     1993        1994        1995         1996         1996
                                                                ---------   ---------   ---------    ---------    ---------


Net Asset Value, Beginning of Period                              $ 1.000     $ 1.000     $ 1.000      $ 1.000      $ 1.000
                                                                ---------   ---------   ---------    ---------    ---------
     Net investment income                                           .020        .019        .030         .031         .016
     Distributions from net investment income                      (.020)      (.019)      (.030)       (.031)       (.016)
                                                                ---------   ---------   ---------    ---------    ---------
Net Asset Value, End of Period                                    $ 1.000     $ 1.000     $ 1.000      $ 1.000      $ 1.000
                                                                =========   =========   =========    =========    =========
Ratio of net expenses to average net assets (a)                     0.70%       0.70%       0.70%        0.70%       0.70%*
Ratio of net investment income to average net assets (b)            1.96%       1.88%       2.96%        3.09%       2.92%*
Total return (b)                                                    1.97%       1.90%       3.02%        3.13%      1.50%**
Net assets, end of period (000s)                                 $195,887    $165,820    $146,704     $120,432     $121,425

* Annualized
** Not annualized
(a) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 0.78 percent and 0.84 percent for the years ended June 30, 1995, and June 30, 1996, and 0.88 percent for the six months ended December 31, 1996.
(b) Computed giving effect to Adviser's expense limitation undertaking.

SR&F Municipal Money Market Portfolio

                                                                   Period       Six Months
                                                                    Ended            Ended
                                                                  June 30,         Dec. 31,
                                                                  1996 (a)             1996
                                                                  -------        ---------


Ratios to Average Net Assets

Ratio of net investment income to average net assets               3.50%*           3.31%*
Ratio of net expenses to average net assets                        0.30%*           0.31%*

* Annualized
(a) The portfolio commenced operations on September 28, 1995.

Financial Highlights Continued
-----------------------------------------------------------------------------------------------------------------------------------
Intermediate Municipals Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                                Six
                                                                     Year    Months
                                                                    Ended     Ended
                                                                 Dec. 31,  June 30,                  Years Ended June 30,
                                                                     1987      1988       1989       1990       1991         1992
                                                                 --------   -------    -------    -------    -------     --------


Net Asset Value, Beginning of Period                              $ 10.76   $ 10.37    $ 10.43    $ 10.50    $ 10.54      $ 10.73
                                                                  -------   -------    -------    -------   --------     --------
Income From Investment Operations

     Net investment income                                            .57       .29        .62        .63        .62          .57
     Net realized and unrealized gains (losses) on investments       (.38)      .06        .07        .07        .22          .50
                                                                  -------   -------    -------    -------   --------     --------
       Total from investment operations                               .19       .35        .69        .70        .84         1.07

Distributions

     Net investment income                                           (.57)     (.29)      (.62)      (.63)      (.62)        (.57)
     Net realized gains                                              (.01)       --         --       (.03)      (.03)        (.17)
     In excess of realized gains                                       --        --         --        --         --           --
                                                                  -------   -------    -------    -------   --------     --------
       Total distributions                                           (.58)     (.29)      (.62)      (.66)      (.65)        (.74)
                                                                  -------   -------    -------    -------   --------     --------
Net Asset Value, End of Period                                    $ 10.37   $ 10.43    $ 10.50    $ 10.54    $ 10.73      $ 11.06
                                                                  =======   =======    =======    =======   ========     ========
Ratio of net expenses to average net assets (a)                     0.80%    0.80%*      0.80%      0.80%      0.80%        0.79%
Ratio of net investment income to average net assets (b)            5.47%    5.66%*      5.96%      5.96%      5.79%        5.23%
Portfolio turnover rate                                               49%      22%**       83%       141%        96%         109%
Total return (b)                                                    1.93%    3.45%**     6.85%      6.85%      8.18%       10.31%
Net assets, end of period (000s)                                  $96,143   $97,308    $91,304    $98,918   $118,651     $165,401


                                                                                                                                Six
                                                                                                                              Ended
                                                                            Years Ended June 30,                           Dec. 31,
                                                                        1993          1994          1995          1996         1996
                                                                   ---------     ---------     ---------     ---------    ---------


Net Asset Value, Beginning of Period                                 $ 11.06       $ 11.57       $ 11.00       $ 11.16      $ 11.22
                                                                    --------      --------      --------      --------     --------
Income From Investment Operations

     Net investment income                                               .54           .53           .53           .55          .29
     Net realized and unrealized gains (losses) on investments           .63         (.39)           .16           .06          .20
                                                                    --------      --------      --------      --------     --------
       Total from investment operations                                 1.17           .14           .69           .61          .49

Distributions

     Net investment income                                             (.54)         (.53)         (.53)         (.55)        (.29)
     Net realized gains                                                (.12)         (.17)            --            --        (.06)
     In excess of realized gains                                          --         (.01)            --            --           --
                                                                    --------      --------      --------      --------     --------
       Total distributions                                             (.66)         (.71)         (.53)         (.55)       (0.35)
                                                                    --------      --------      --------      --------     --------
Net Asset Value, End of Period                                       $ 11.57       $ 11.00       $ 11.16       $ 11.22      $ 11.36
                                                                    ========      ========      ========      ========     ========
Ratio of net expenses to average net assets (a)                        0.72%         0.71%         0.74%         0.70%       0.70%*
Ratio of net investment income to average net assets (b)               4.79%         4.63%         4.94%         4.82%       4.81%*
Portfolio turnover rate                                                  96%           55%           67%           66%        25%**
Total return (b)                                                      10.92%         1.16%         6.59%         5.47%      4.34%**
Net assets, end of period (000s)                                    $245,441      $238,053      $212,489      $204,726     $201,710

* Annualized
** Not annualized
(a) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser in connection with the expense limitation that expired October 31, 1993, this ratio would have been: 0.94 percent and 0.83 percent for the years ended December 31, 1986, and December 31, 1987, respectively; 0.87 percent for the six months ended June 30, 1988; and 0.82 percent, 0.81 percent and 0.81 percent for the years ended June 30, 1989 through 1991, respectively. For the expense limitation effective May 1, 1995, this ratio would have been 0.76 percent and 0.81 percent for the years ended June 30, 1995, and June 30, 1996, and 0.83 percent for the six months ended December 31, 1996.
(b) Computed giving effect to Adviser's expense limitation undertaking.

Financial Highlights Continued
-----------------------------------------------------------------------------------------------------------------------------------
Managed Municipals Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                                    Six
                                                                       Year      Months
                                                                      Ended       Ended
                                                                   Dec. 31,    June 30,            Years Ended June 30,
                                                                       1987        1988        1989      1990      1991       1992
                                                                   --------    --------    --------  --------  --------   --------


Net Asset Value, Beginning of Period                                 $ 9.22      $ 8.50      $ 8.61    $ 9.02    $ 8.71     $ 8.85
                                                                   --------    --------    --------  --------  --------   --------
Income From Investment Operations

     Net investment income                                              .61         .30         .61       .59       .56        .55
     Net realized and unrealized gains (losses) on investments        (.59)         .11         .44      (.06)      .19        .46
                                                                   --------    --------    --------  --------  --------   --------
       Total from investment operations                                 .02         .41        1.05       .53       .75       1.01

Distributions

     Net investment income                                             (.61)       (.30)       (.61)     (.59)     (.56)      (.55)
     Net realized gains                                                (.13)         --        (.03)     (.25)     (.05)      (.20)
     In excess of realized gains                                         --          --          --        --        --         --
                                                                   --------    --------    --------  --------  --------   --------
       Total distributions                                             (.74)       (.30)       (.64)     (.84)     (.61)      (.75)
                                                                   --------    --------    --------  --------  --------   --------
Net Asset Value, End of Period                                       $ 8.50      $ 8.61      $ 9.02    $ 8.71    $ 8.85     $ 9.11
                                                                 ==========   =========   =========  ========  ========   ========
Ratio of net expenses to average net assets                           0.65%      0.65%*      0.65%      0.66%     0.66%      0.64%
Ratio of net investment income to average net assets                  6.99%      7.03%*      7.00%      6.66%     6.39%      6.17%
Portfolio turnover rate                                                113%        28%**      102%        95%      203%        94%
Total return                                                          0.39%      4.90%**    12.69%      6.15%     8.92%     11.95%
Net assets, end of period (000s)                                   $458,170    $467,595    $514,898  $584,081  $655,930   $725,472


                                                                                                                             Six
                                                                                                                          Months
                                                                                                                           Ended
                                                                                     Years Ended June 30,               Dec. 31,
                                                                        1993        1994        1995         1996           1996
                                                                   ---------   ---------   ---------    ---------      ---------


Net Asset Value, Beginning of Period                                  $ 9.11      $ 9.38      $ 8.70       $ 8.79         $ 8.85
                                                                    --------    --------    --------     --------       --------
Income From Investment Operations

     Net investment income                                               .52         .50         .51          .48            .25
     Net realized and unrealized gains (losses) on investments           .42       (.51)         .09          .06            .22
                                                                    --------    --------    --------     --------       --------
       Total from investment operations                                  .94       (.01)         .60          .54            .47
Distributions

     Net investment income                                             (.52)       (.50)       (.51)        (.48)          (.25)
     Net realized gains                                                (.15)       (.11)          --           --             --
     In excess of realized gains                                          --       (.06)          --           --             --
                                                                    --------    --------    --------     --------       --------
       Total distributions                                             (.67)       (.67)       (.51)        (.48)          (.25)
                                                                    --------    --------    --------     --------       --------
Net Asset Value, End of Period                                        $ 9.38      $ 8.70      $ 8.79       $ 8.85         $ 9.07
                                                                    ========    ========    ========     ========       ========
Ratio of net expenses to average net assets                            0.64%       0.65%       0.65%        0.72%         0.71%*
Ratio of net investment income to average net assets                   5.65%       5.45%       5.85%        5.41%         5.32%*
Portfolio turnover rate                                                  63%         36%         33%          40%           9%**
Total return                                                          10.79%     (0.29%)       7.12%        6.24%        5.29%**
Net assets, end of period (000s)                                    $776,694    $687,252    $629,730     $606,359       $614,745

* Annualized
** Not annualized

Financial Highlights Continued

High-Yield Municipals Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                           Six
                                                              Year      Months
                                                             Ended       Ended
                                                          Dec. 31,    June 30,                        Years Ended June 30,
                                                              1987        1988        1989        1990        1991        1992
                                                          --------    --------    --------    --------    --------    --------


Net Asset Value, Beginning of Period                       $ 12.06     $ 11.06     $ 11.37     $ 11.97     $ 11.78     $ 11.79
                                                          --------    --------    --------    --------    --------    --------
Income From Investment Operations

     Net investment income                                     .87         .44         .88         .85         .82         .80
     Net realized and unrealized gains (losses)
       on investments                                         (.89)        .31         .63         .02         .17         .22
                                                          --------    --------    --------    --------    --------    --------
       Total from investment operations                      (.02)         .75        1.51         .87         .99        1.02
Distributions

     Net investment income                                   (.87)       (.44)       (.88)       (.85)       (.82)       (.80)
     Net realized gains                                      (.11)          --       (.03)       (.21)       (.16)       (.18)
     In excess of realized gains                                --          --          --          --          --          --
                                                          --------    --------    --------    --------    --------    --------
       Total distributions                                   (.98)       (.44)       (.91)      (1.06)       (.98)       (.98)
                                                          --------    --------    --------    --------    --------    --------
Net Asset Value, End of Period                             $ 11.06     $ 11.37     $ 11.97     $ 11.78     $ 11.79     $ 11.83
                                                          ========   =========   =========   =========   =========  ==========
Ratio of net expenses to average net assets                  0.73%      0.76%*       0.73%       0.71%       0.71%       0.69%
Ratio of net investment income to average net assets         8.20%      7.87%*       7.54%       7.22%       7.00%       6.75%
Portfolio turnover rate                                       110%       53%**        208%        261%        195%         88%
Total return                                               (0.16%)     6.89%**      13.79%       7.59%       8.79%       9.01%
Net assets, end of period (000s)                          $181,600    $201,274    $277,620    $310,582    $373,948    $410,613


                                                                                                                               Six
                                                                                                                            Months
                                                                                                                             Ended
                                                                                        Years Ended June 30,              Dec. 31,
                                                                      1993          1994          1995         1996           1996
                                                                  --------     ---------     ---------    ---------      ---------


Net Asset Value, Beginning of Period                               $ 11.83       $ 11.84       $ 11.06      $ 11.31        $ 11.40
                                                                  --------      --------      --------     --------       --------
Income From Investment Operations

     Net investment income                                             .71           .67           .66          .67            .38
     Net realized and unrealized gains (losses) on investments         .18          (.54)          .25          .09            .21
                                                                  --------      --------      --------     --------       --------
       Total from investment operations                                .89           .13           .91          .76            .59
Distributions

     Net investment income                                            (.71)         (.67)         (.66)        (.67)          (.38)
     Net realized gains                                               (.17)         (.17)           --           --             --
     In excess of realized gains                                        --          (.07)           --           --             --
                                                                  --------      --------      --------     --------       --------
       Total distributions                                            (.88)         (.91)         (.66)        (.67)          (.38)
                                                                  --------      --------      --------     --------       --------
Net Asset Value, End of Period                                     $ 11.84       $ 11.06       $ 11.31      $ 11.40        $ 11.61
                                                                  ========      ========      ========     ========       ========
Ratio of net expenses to average net assets                          0.73%         0.76%         0.86%        0.85%        0.77%*
Ratio of net investment income to average net assets                 6.04%         5.76%         5.98%        5.86%        6.32%*
Portfolio turnover rate                                                75%           36%           23%          34%           6%**
Total return                                                         7.88%         0.95%         8.54%        6.83%        5.14%**
Net assets, end of period (000s)                                  $359,103      $308,181      $281,155     $282,956       $296,174

* Annualized
** Not annualized

To Contact Us. . .
-------------------------------------------------------------------------------

By Phone 800-338-2550

You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe account, including Stein Roe IRAs. We're available seven days a week, from 7 a.m. to 8 p.m. weekdays and from 8 a.m. to 5 p.m. Saturday and Sunday (central time).

Stein Roe's Funds-on-Call(R)
24-Hour Service Line

Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe prices and yields, and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:

     o Exchange shares between your Stein Roe accounts;

     o Purchase shares by electronic transfer;

     o Order additional account statements and money market fund checks;

     o Redeem shares by check, wire or electronic transfer.

Retirement Plan Accounts

Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130.

  For information on IRA plans, call us toll free at 800-338-2550.

By Mail or E-Mail

If you prefer to contact us by mail, please address all correspondence to:
P.O. Box 8900, Boston, MA 02205-8900.

   To contact us by e-mail, send correspondence directly to comments@steinroe.com or visit us at www.steinroe.com on the Internet.

In Person

If you are in the Chicago area, please visit our Investor Center located in downtown Chicago at One South Wacker Drive, 32nd Floor. Our account representatives can answer questions about your current Stein Roe investments or provide you infor mation about any of the Stein Roe funds and retirement plans. Stop by weekdays between 8 a.m. and 5:15 p.m.

This report must be preceded or accompanied by a prospectus.

Municipal Trust
-------------------------------------------------------------------------------
Trustees

Timothy K. Armour
President, Mutual Fund Division and
Director, Stein Roe & Farnham Incorporated
Kenneth L. Block
Chairman Emeritus, A.T. Kearney, Inc.
William W. Boyd
Chairman and Director, Sterling Plumbing Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer, United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General Counsel, Sara Lee Corporation Francis W. Morley
Chairman, Employer Plan Administrators and Consultants Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy, University of Washington Thomas C. Theobald
Managing Partner, William Blair Capital Partners

Officers

Timothy K. Armour, President
Jilaine H. Bauer, Executive Vice President, Secretary
Thomas W. Butch, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President, Chief Financial Officer Joanne T. Costopoulos, Vice President
Philip J. Crosley, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
M. Jane McCart, Vice President
Nicolette D. Parrish, Vice President, Assistant Secretary
Cynthia A. Prah, Vice President
Thomas P. Sorbo, Vice President
Veronica M. Wallace, Vice President
Heidi J. Walter, Vice President
Stacy H. Winick, Vice President
Janet B. Rysz, Assistant Secretary
Sharon R. Robertson, Controller
Margaret O. Zwick, Treasurer

Agents and Advisers

Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Ernst & Young LLP
Independent Auditors

THE STEIN ROE MUTUAL FUNDS

Stein Roe Government Reserves Fund
Stein Roe Cash Reserves Fund
Stein Roe Government Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund


                            Stein Roe Mutual Funds
                                 P.O. Box 8900
                       Boston, Massachusetts 02205-8900
                    Financial Advisors call: 1-800-322-0593
                       Shareholders call: 1-800-338-2550
                            http://www.steinroe.com

   In Chicago, visit our Fund Center at One South Wacker Drive, 32nd Floor.

                  Liberty Securities Corporation, Distributor
                               Member SIPC

                                    TE12A